This Prospectus is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

[LOGO OF
ALLIANCE                                             ALLIANCE VARIABLE PRODUCTS
CAPITAL                                              SERIES FUND, INC.
APPEARS HERE]
-------------------------------------------------------------------------------
P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520 TOLL FREE (800) 221-5672
-------------------------------------------------------------------------------
Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described be-low which have differing investment objectives and policies.
-------------------------------------------------------------------------------
              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
-------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO -- seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Money Market Portfolio is nei-ther insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share, although it expects to do so.
PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.
GROWTH AND INCOME PORTFOLIO -- seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through invest-ments primarily in dividend-paying common stocks of good quality.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO -- seeks a high level of cur-rent income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securi-ties.
TOTAL RETURN PORTFOLIO -- seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified port-folio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities. INTERNATIONAL PORTFOLIO -- seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad port-folio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests out-side the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.
SHORT-TERM MULTI-MARKET PORTFOLIO -- seeks the highest level of current in-come, consistent with what the Fund's Adviser considers to be prudent invest-ment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.
GLOBAL BOND PORTFOLIO -- seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.
(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            PROSPECTUS/May 1, 1998
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO -- seeks the highest level of cur-rent income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities de-nominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO -- seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capac-ity to pay interest and repay principal.
UTILITY INCOME PORTFOLIO -- seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical perfor-mance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communica-tions equipment and services, and in the provision of other utility or utili-ty-related goods and services.
CONSERVATIVE INVESTORS PORTFOLIO -- seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a di-versified mix of publicly traded equity and fixed-income securities.
GROWTH INVESTORS PORTFOLIO -- seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.
GROWTH PORTFOLIO -- seeks long-term growth of capital by investing primarily in common stocks and other equity securities.
WORLDWIDE PRIVATIZATION PORTFOLIO -- seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are un-dergoing, or have undergone, privatization. The balance of the Portfolio's in-vestment portfolio will include equity securities of companies that are be-lieved by the Fund's Adviser to be beneficiaries of the privatization process.

-------------------------------------------------------------------------------
                             PURCHASE INFORMATION
-------------------------------------------------------------------------------
The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.
An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

-------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
-------------------------------------------------------------------------------
THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION WHICH A PROSPECTIVE IN-VESTOR SHOULD KNOW ABOUT THE FUND AND EACH OF THE PORTFOLIOS BEFORE APPLYING FOR CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES OFFERED BY PARTICIPATING INSURANCE COMPANIES. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT OF THE SPECIFIC INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS. A "STATEMENT OF ADDITIONAL INFORMATION" DATED MAY 1, 1998, WHICH PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN
THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, CALL OR WRITE ALLIANCE FUND SERVICES, INC. AT THE ADDRESS OR TELEPHONE NUMBER SHOWN ABOVE.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

                                                                  U.S.
                                                      GROWTH   GOVERNMENT/
                              MONEY      PREMIER       AND     HIGH GRADE      TOTAL
                              MARKET      GROWTH      INCOME   SECURITIES     RETURN
                            PORTFOLIO   PORTFOLIO*  PORTFOLIO   PORTFOLIO    PORTFOLIO
                            ---------- ------------ ---------- ----------- -------------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........     .50%        1.00%       .63%        .60%         .63%
   Other Expenses.........     .14%         .08%       .09%        .24%         .25%
                               ---         ----        ---         ---          ---
   Total Portfolio
    Operating Expenses....     .64%        1.08%       .72%        .84%         .88%
                               ===         ====        ===         ===          ===
                                          SHORT-                 NORTH
                                           TERM                 AMERICAN
                              INTER-      MULTI-     GLOBAL    GOVERNMENT    UTILITY
                             NATIONAL     MARKET       BOND      INCOME       INCOME
                            PORTFOLIO+  PORTFOLIO+  PORTFOLIO+ PORTFOLIO+   PORTFOLIO+
                            ---------- ------------ ---------- ----------- -------------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........     .53%         .07%       .56%        .56%         .62%
   Other Expenses.........     .42%         .87%       .38%        .39%         .33%
                               ---         ----        ---         ---          ---
   Total Portfolio
    Operating Expenses....     .95%         .94%       .94%        .95%         .95%
                               ===         ====        ===         ===          ===
                             GLOBAL
                              DOLLAR   CONSERVATIVE   GROWTH                 WORLDWIDE
                            GOVERNMENT  INVESTORS   INVESTORS    GROWTH    PRIVATIZATION
                            PORTFOLIO+  PORTFOLIO+  PORTFOLIO+  PORTFOLIO   PORTFOLIO+
                            ---------- ------------ ---------- ----------- -------------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........     .41%         .37%         0%        .75%         .40%
   Other Expenses.........     .54%         .58%       .95%        .09%         .55%
                               ---         ----        ---         ---          ---
   Total Portfolio
    Operating Expenses....     .95%         .95%       .95%        .84%         .95%
                               ===         ====        ===         ===          ===

--------
* Alliance Capital Management L.P. (the "Adviser") discontinued the expense re-imbursement with respect to the Premier Growth Portfolio effective May 1, 1998.
+ Shareholder transaction expenses shown are net of expense reimbursement.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Money Market Portfolio.........................  $ 7     $20     $36     $ 80
Premier Growth Portfolio.......................  $11     $34     $60     $132
Growth and Income Portfolio....................  $ 7     $23     $40     $ 89
U.S. Government/High Grade Securities Portfo-
 lio...........................................  $ 9     $27     $47     $104
Total Return Portfolio.........................  $ 9     $28     $49     $108
International Portfolio........................  $10     $30     $53     $117
Short-Term Multi-Market Portfolio..............  $10     $30     $52     $115
Global Bond Portfolio..........................  $10     $30     $52     $115
North American Government Income Portfolio.....  $10     $30     $53     $117
Utility Income Portfolio.......................  $10     $30     $53     $117
Global Dollar Government Portfolio.............  $10     $30     $53     $117
Conservative Investors Portfolio...............  $10     $30     $53     $117
Growth Investors Portfolio.....................  $10     $30     $53     $117
Growth Portfolio...............................  $ 9     $27     $47     $104
Worldwide Privatization Portfolio..............  $10     $30     $53     $117

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for the International Portfolio, Short-Term Multi-Market Portfolio, Global Bond Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio, Utility Income Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio and Worldwide Privatization Portfolio, are net of voluntary expense reimbursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such reimbursements for the foreseeable fu-ture. The Adviser discontinued the expense reimbursement with respect to the Premier Growth Portfolio effective May 1, 1998. The expenses (as a percentage of average net assets) of the following Portfolios, before expense reimburse-ments, would be: International Portfolio: Management Fees --1.00%, Other Ex-penses -- .42% and Total Portfolio Operating Expenses -- 1.42%; Short-Term Multi-Market Portfolio: Management Fees -- .55%, Other Expenses -- .87% and Total Portfolio Operating Expenses -- 1.42%; Global Bond Portfolio: Management Fees -- .65%, Other Expenses -- .38% and Total Portfolio Operating Expenses --
 1.03%; North American Government Income Portfolio: Management Fees -- .65%, Other Expenses -- .39% and Total Portfolio Operating Expenses -- 1.04%; Global Dollar Government Portfolio: Management Fees --.75%, Other Expenses -- .54% and Total Portfolio Operating Expenses -- 1.29%; Utility Income Portfolio:
Management Fees -- .75%, Other Expenses -- .33% and Total Portfolio Operating Expenses -- 1.08%; Worldwide Privatization Portfolio: Management Fee -- 1.00%, Other Expenses -- .55% and Total Portfolio Operating Expenses -- 1.55%; Con-servative Investors Portfolio: Management Fees -- .75%, Other Expenses -- .58% and Total Portfolio Operating Expense -- 1.33%; Growth Investors Portfolio:
Management Fees -- .75%, Other Expenses -- .95% and Total Portfolio Operating Expenses --1.70%. The example should not be considered representative of fu-ture expenses; actual expenses may be greater or less than those shown.

                             FINANCIAL HIGHLIGHTS

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                          PREMIER GROWTH PORTFOLIO
                                  ---------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1997     1996     1995     1994      1993
                                  --------  -------  -------  -------   -------
Net asset value, beginning of
 year...........................  $  15.70  $ 17.80  $ 12.37  $ 12.79   $ 11.38
                                  --------  -------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)....       .04      .08      .09      .03       -0-
 Net realized and unrealized
  gain (loss) on investments....      5.27     3.29     5.44     (.41)     1.43
                                  --------  -------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations...      5.31     3.37     5.53     (.38)     1.43
                                  --------  -------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income........................      (.02)    (.10)    (.03)    (.01)     (.01)
 Distributions from net realized
  gains.........................       -0-    (5.37)    (.07)    (.03)     (.01)
                                  --------  -------  -------  -------   -------
 Total dividends and distribu-
  tions.........................      (.02)   (5.47)    (.10)    (.04)     (.02)
                                  --------  -------  -------  -------   -------
 Net asset value, end of year...  $  20.99  $ 15.70  $ 17.80  $ 12.37   $ 12.79
                                  ========  =======  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c).........     33.86%   22.70%   44.85%   (2.96)%   12.63%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)......................  $472,326  $96,434  $29,278  $37,669   $13,659
 Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements................       .95%     .95%     .95%     .95%     1.18%
 Expenses, before waivers and
  reimbursements................      1.10%    1.23%    1.19%    1.40%     2.05%
 Net investment income(a).......       .21%     .52%     .55%     .42%      .22%
 Portfolio turnover rate........        27%      32%      97%      38%       42%
 Average commission rate
  paid(d).......................  $  .0541  $ .0609      -0-      -0-       -0-
                                           GLOBAL BOND PORTFOLIO
                                  ---------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1997     1996     1995     1994      1993
                                  --------  -------  -------  -------   -------
Net asset value, beginning of
 year...........................  $  11.74  $ 12.15  $  9.82  $ 11.33   $ 11.24
                                  --------  -------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)....       .54      .67      .69      .57       .77
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions..................      (.48)     .01     1.73    (1.16)      .43
                                  --------  -------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations...       .06      .68     2.42     (.59)     1.20
                                  --------  -------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income........................      (.57)    (.84)    (.09)    (.62)     (.85)
 Distributions from net realized
  gains.........................      (.13)    (.25)     -0-     (.30)     (.26)
                                  --------  -------  -------  -------   -------
 Total dividends and distribu-
  tions.........................      (.70)   (1.09)    (.09)    (.92)    (1.11)
                                  --------  -------  -------  -------   -------
 Net asset value, end of year...  $  11.10  $ 11.74  $ 12.15  $  9.82   $ 11.33
                                  ========  =======  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c).........       .67%    6.21%   24.73%   (5.16)%   11.15%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)......................   $22,194  $18,117  $11,553  $ 7,298   $ 6,748
 Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements................       .94%     .94%     .95%     .95%     1.50%
 Expenses, before waivers and
  reimbursements................      1.03%    1.15%    1.77%    2.05%     1.50%
 Net investment income(a).......      4.81%    5.76%    6.22%    6.01%     4.85%
 Portfolio turnover rate........       257%     191%     262%     102%      125%

-------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

                             FINANCIAL HIGHLIGHTS

                                        GROWTH AND INCOME PORTFOLIO
                                 ----------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------
                                   1997      1996     1995     1994      1993
                                 --------  --------  -------  -------   -------
Net asset value, beginning of
 year..........................  $  16.40  $  15.79  $ 11.85  $ 12.18   $ 10.99
                                 --------  --------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)...       .21       .24      .27      .10       .01
 Net realized and unrealized
  gain (loss) on investments...      4.39      3.18     3.94     (.16)     1.27
                                 --------  --------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations..      4.60      3.42     4.21     (.06)     1.28
                                 --------  --------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income.......................      (.13)     (.25)    (.13)    (.10)     (.06)
 Distributions from net real-
  ized gains...................      (.94)    (2.56)    (.14)    (.17)     (.03)
                                 --------  --------  -------  -------   -------
 Total dividends and distribu-
  tions........................     (1.07)    (2.81)    (.27)    (.27)     (.09)
                                 --------  --------  -------  -------   -------
 Net asset value, end of year..  $  19.93  $  16.40  $ 15.79  $ 11.85   $ 12.18
                                 ========  ========  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c)........     28.80%    24.09%   35.76%    (.35)%   11.69%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted).....................  $250,202  $126,729  $41,993  $41,702   $22,756
 Ratio to average net assets
  of:
 Expenses, net of waivers and
  reimbursements...............       .72%      .82%     .79%     .90%     1.18%
 Expenses, before waivers and
  reimbursements...............       .72%      .82%     .79%     .91%     1.28%
 Net investment income(a)......      1.16%     1.58%    1.95%    1.71%     1.76%
 Portfolio turnover rate.......        86%       87%     150%      95%       69%
 Average commission rate
  paid(d)......................  $  .0581  $  .0602      -0-      -0-       -0-
                                     SHORT-TERM MULTI-MARKET PORTFOLIO
                                 ----------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------
                                   1997      1996     1995     1994      1993
                                 --------  --------  -------  -------   -------
Net asset value, beginning of
 year..........................  $  10.73  $  10.58   $ 9.91  $ 11.07   $ 10.77
                                 --------  --------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)...       .59       .64      .82      .47       .28
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions.................      (.11)      .33     (.15)   (1.16)      .43
                                 --------  --------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations..       .48       .97      .67     (.69)      .71
                                 --------  --------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income.......................      (.64)     (.82)     -0-     (.46)     (.41)
 Return of capital.............       -0-       -0-      -0-     (.01)      -0-
                                 --------  --------  -------  -------   -------
 Total dividends and distribu-
  tions........................      (.64)     (.82)     -0-     (.47)     (.41)
                                 --------  --------  -------  -------   -------
 Net asset value, end of year..  $  10.57  $  10.73   $10.58  $  9.91   $ 11.07
                                 ========  ========  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c)........      4.59%     9.57%    6.76%   (6.51)%    6.62%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted).....................  $  6,489  $  7,112   $3,152  $20,921   $23,560
 Ratio to average net assets
  of:
 Expenses, net of waivers and
  reimbursements...............       .94%      .95%     .95%     .94%     1.17%
 Expenses, before waivers and
  reimbursements...............      1.42%     2.09%    1.30%     .99%     1.24%
 Net investment income(a)......      5.50%     6.03%    8.22%    6.52%     6.39%
 Portfolio turnover rate.......       222%      159%     379%     134%      210%

-------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

                             FINANCIAL HIGHLIGHTS

                           U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                           -----------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------
                             1997       1996       1995       1994       1993
                           ---------  ---------  ---------  ---------  ---------
Net asset value, begin-
 ning of year............     $11.52     $11.66     $ 9.94    $10.72     $ 9.89
                           ---------  ---------  ---------  --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)...........        .68        .66        .65       .28        .43
 Net realized and
  unrealized gain (loss)
  on investments.........        .29       (.39)      1.25      (.71)       .48
                           ---------  ---------  ---------  --------   --------
 Net increase (decrease)
  in net asset value from
  operations.............        .97        .27       1.90      (.43)       .91
                           ---------  ---------  ---------  --------   --------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income........       (.54)      (.28)      (.18)     (.21)      (.08)
 Distributions from net
  realized gains.........       (.02)      (.13)       -0-      (.14)       -0-
                           ---------  ---------  ---------  --------   --------
 Total dividends and dis-
  tributions.............       (.56)      (.41)      (.18)     (.35)      (.08)
                           ---------  ---------  ---------  --------   --------
 Net asset value, end of
  year...................     $11.93     $11.52     $11.66    $ 9.94     $10.72
                           =========  =========  =========  ========   ========
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)...............       8.68%      2.55%     19.26%    (4.03)%     9.20%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted)........    $36,198    $29,150    $16,947  $  5,101   $  1,350
 Ratio to average net as-
  sets of:
 Expenses, net of waivers
  and reimbursements.....        .84%       .92%       .95%      .95%      1.16%
 Expenses, before waivers
  and reimbursements.....        .84%       .98%      1.58%     3.73%      5.42%
 Net investment
  income(a)..............       5.89%      5.87%      5.96%     5.64%      4.59%
 Portfolio turnover rate.        114%       137%        68%       32%       177%

                                             TOTAL RETURN PORTFOLIO
                                      -----------------------------------------
                                            YEAR ENDED DECEMBER 31,
                                      -----------------------------------------
                                       1997     1996     1995    1994     1993
                                      -------  -------  ------  ------   ------
Net asset value, beginning of year..   $14.63   $12.80  $10.41  $10.97   $10.01
                                      -------  -------  ------  ------   ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b)........      .39      .27     .36     .15      .15
 Net realized and unrealized gain
  (loss) on investments ............     2.62     1.66    2.10    (.56)     .81
                                      -------  -------  ------  ------   ------
 Net increase (decrease) in net as-
  set value from operations.........     3.01     1.93    2.46    (.41)     .96
                                      -------  -------  ------  ------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment in-
  come..............................     (.23)    (.07)   (.07)   (.09)     -0-
 Distributions from net realized
  gains ............................     (.49)    (.03)    -0-    (.06)     -0-
                                      -------  -------  ------  ------   ------
 Total dividends and distributions..     (.72)    (.10)   (.07)   (.15)     -0-
                                      -------  -------  ------  ------   ------
 Net asset value, end of year.......   $16.92   $14.63  $12.80  $10.41   $10.97
                                      =======  =======  ======  ======   ======
TOTAL RETURN
 Total investment return based on
  net asset value(c)................    21.11%   15.17%  23.67%  (3.77)%   9.59%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)..........................  $42,920  $25,875  $8,242  $  750   $  360
 Ratio to average net assets of:
 Expenses, net of waivers and reim-
  bursements........................      .88%     .95%    .95%    .95%    1.20%
 Expenses, before waivers and reim-
  bursements........................      .88%    1.12%   4.49%  19.49%   25.96%
 Net investment income(a)...........     2.46%    2.76%   3.16%   2.29%    1.45%
 Portfolio turnover rate............       65%      57%     30%     83%      25%
 Average commission rate paid(d)....   $.0577   $.0593     -0-     -0-      -0-

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

                             FINANCIAL HIGHLIGHTS

                                            INTERNATIONAL PORTFOLIO
                                     -----------------------------------------
                                            YEAR ENDED DECEMBER 31,
                                     -----------------------------------------
                                      1997     1996     1995     1994    1993
                                     -------  -------  -------  ------  ------
Net asset value, beginning of year.. $ 14.89  $ 14.07  $ 12.88  $12.16  $10.00
                                     -------  -------  -------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b)........     .13      .19      .18     .10     .03
 Net realized and unrealized gain on
  investments and foreign currency
  transactions......................     .39      .83     1.08     .72    2.13
                                     -------  -------  -------  ------  ------
 Net increase in net asset value
  from operations...................     .52     1.02     1.26     .82    2.16
                                     -------  -------  -------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment
  income............................    (.15)    (.08)    (.03)   (.02)    -0-
 Distributions from net realized
  gains.............................    (.24)    (.12)    (.04)   (.08)    -0-
                                     -------  -------  -------  ------  ------
 Total dividends and distributions..    (.39)    (.20)    (.07)   (.10)    -0-
                                     -------  -------  -------  ------  ------
 Net asset value, end of year....... $ 15.02  $ 14.89  $ 14.07  $12.88  $12.16
                                     =======  =======  =======  ======  ======
TOTAL RETURN
 Total investment return based on
  net asset value(c)................    3.33%    7.25%    9.86%   6.70%  21.60%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted).......................... $60,710  $44,324  $16,542  $7,276  $  688
 Ratio of average net assets of:
  Expenses, net of waivers and reim-
   bursements.......................     .95%     .95%     .95%    .95%   1.20%
  Expenses, before waivers and reim-
   bursements.......................    1.42%    1.91%    2.99%   7.26%  39.28%
  Net investment income(a)..........     .87%    1.29%    1.41%    .90%    .26%
 Portfolio turnover rate............     134%      60%      87%     95%     85%
 Average commission rate paid(d)....  $.0272   $.0431      -0-     -0-     -0-

                                             MONEY MARKET PORTFOLIO
                                      ----------------------------------------
                                                   YEAR ENDED
                                                  DECEMBER 31,
                                      ----------------------------------------
                                       1997    1996...   1995     1994   1993
                                      -------  -------  -------  ------  -----
Net asset value, beginning of year... $  1.00  $  1.00  $  1.00  $ 1.00  $1.00
                                      -------  -------  -------  ------  -----
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)............     .05      .05      .05     .03    .22
                                      -------  -------  -------  ------  -----
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment
  income.............................    (.05)    (.05)    (.05)   (.03)  (.22)
                                      -------  -------  -------  ------  -----
 Net asset value, end of year........ $  1.00  $  1.00  $  1.00  $ 1.00  $1.00
                                      =======  =======  =======  ======  =====
TOTAL RETURN
 Total investment return based on net
  asset value(c).....................    5.11%    4.71%    4.97%   3.27%  2.25%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)........................... $67,584  $64,769  $28,092  $6,899  $ 102
 Ratio of average net assets of:
  Expenses, net of waivers and reim-
   bursements........................     .64%     .69%     .95%    .95%  1.16%
  Expenses, before waivers and reim-
   bursements........................     .64%     .69%    1.07%   4.46% 68.14%
  Net investment income(a)...........    5.00%    4.64%    4.85%   3.98%  2.15%

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

                              FINANCIAL HIGHLIGHTS

                                    GLOBAL DOLLAR                      NORTH AMERICAN GOVERNMENT
                                 GOVERNMENT PORTFOLIO                      INCOME PORTFOLIO
                          -------------------------------------  ----------------------------------------
                                                      MAY 2,
                               YEAR ENDED            1994(E)           YEAR ENDED          MAY 3, 1994(E)
                              DECEMBER 31,              TO            DECEMBER 31,               TO
                          -----------------------  DECEMBER 31,  ------------------------   DECEMBER 31,
                           1997     1996    1995       1994       1997     1996     1995        1994
                          -------  ------  ------  ------------  -------  -------  ------  --------------
Net asset value,
 beginning of period....  $ 14.32  $11.95  $ 9.84     $10.00     $ 12.38  $ 10.48  $ 8.79      $10.00
                          -------  ------  ------     ------     -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........     1.17    1.10     .92        .36        1.07     1.26    1.13         .50
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........      .70    1.78    1.32       (.52)        .10      .69     .83       (1.71)
                          -------  ------  ------     ------     -------  -------  ------      ------
 Net increase (decrease)
  in net asset value
  from operations.......     1.87    2.88    2.24       (.16)       1.17     1.95    1.96       (1.21)
                          -------  ------  ------     ------     -------  -------  ------      ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income.....     (.61)   (.48)   (.13)       -0-        (.58)    (.05)   (.27)        -0-
 Distributions from net
  realized gains .......     (.93)   (.03)    -0-        -0-         -0-      -0-     -0-         -0-
                          -------  ------  ------     ------     -------  -------  ------      ------
 Total dividends and
  distributions ........    (1.54)   (.51)   (.13)       -0-        (.58)    (.05)   (.27)        -0-
                          -------  ------  ------     ------     -------  -------  ------      ------
 Net asset value, end of
  period................  $ 14.65  $14.32  $11.95     $ 9.84     $ 12.97  $ 12.38  $10.48      $ 8.79
                          =======  ======  ======     ======     =======  =======  ======      ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............    13.23%  24.90%  22.98%     (1.60)%      9.62%   18.70%  22.71%     (12.10)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............  $15,378  $8,847  $3,778     $1,146     $30,507  $16,696  $7,278      $3,848
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........      .95%    .95%    .95%       .95%(f)     .95%     .95%    .95%        .95%(f)
 Expenses, before
  waivers and
  reimbursements........     1.29%   1.97%   4.82%     15.00%(f)    1.04%    1.41%   2.57%       4.43%(f)
 Net investment
  income(a).............     7.87%   8.53%   8.65%      6.02%(f)    8.34%   11.04%  12.24%       8.49%(f)
 Portfolio turnover
  rate..................      214%    155%     13%         9%         20%       4%     35%         15%

                                         UTILITY                                        GROWTH
                                     INCOME PORTFOLIO                                  PORTFOLIO
                          ----------------------------------------- --------------------------------------------------
                                YEAR ENDED          MAY 10, 1994(E)        YEAR ENDED            SEPTEMBER 15, 1994(E)
                               DECEMBER 31,               TO              DECEMBER 31,                    TO
                          ------------------------   DECEMBER 31,   ---------------------------      DECEMBER 31,
                           1997     1996     1995        1994         1997      1996     1995            1994
                          -------  -------  ------  --------------- --------  --------  -------  ---------------------
Net asset value,
 beginning of period....  $ 12.69  $ 12.01  $ 9.96      $10.00      $  17.92  $  14.23  $ 10.53         $10.00
                          -------  -------  ------      ------      --------  --------  -------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........      .38      .31     .30         .28           .07       .06      .17            .03
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........     2.84      .62    1.83        (.32)         5.18      3.95     3.54            .50
                          -------  -------  ------      ------      --------  --------  -------         ------
 Net increase (decrease)
  in net asset value
  from operations.......     3.22      .93    2.13        (.04)         5.25      4.01     3.71            .53
                          -------  -------  ------      ------      --------  --------  -------         ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income.....     (.24)    (.09)   (.08)        -0-          (.03)     (.04)    (.01)           -0-
 Distributions from net
  realized gains .......      -0-     (.16)    -0-         -0-          (.72)     (.28)     -0-            -0-
                          -------  -------  ------      ------      --------  --------  -------         ------
 Total dividends and
  distributions ........     (.24)    (.25)   (.08)        -0-          (.75)     (.32)    (.01)           -0-
                          -------  -------  ------      ------      --------  --------  -------         ------
 Net asset value, end of
  period................  $ 15.67  $ 12.69  $12.01      $ 9.96      $  22.42  $  17.92  $ 14.23         $10.53
                          =======  =======  ======      ======      ========  ========  =======         ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............    25.71%    7.88%  21.45%       (.40)%       30.02%    28.49%   35.23%          5.30%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............  $20,347  $14,857  $6,251      $1,254      $235,875  $138,688  $45,220         $5,492
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........      .95%     .95%    .95%        .95%(f)       .84%      .93%     .95%           .95%(f)
 Expenses, before
  waivers and
  reimbursements........     1.08%    1.51%   3.79%      15.98%(f)       .84%      .93%    1.27%          4.19%(f)
 Net investment
  income(a).............     2.83%    2.61%   2.73%       4.62%(f)       .37%      .35%    1.31%          1.17%(f)
 Portfolio turnover
  rate..................       30%      75%    138%         31%           62%       98%      86%            25%
 Average commission rate
  paid (d)..............  $ .0541   $.0579     -0-         -0-      $  .0548    $.0578      -0-            -0-

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

                              FINANCIAL HIGHLIGHTS

                              WORLDWIDE PRIVATIZATION PORTFOLIO                     CONSERVATIVE INVESTORS PORTFOLIO
                     ----------------------------------------------------  ---------------------------------------------------
                                                            SEPTEMBER 23,                                         OCTOBER 28,
                                                               1994(E)                                              1994(E)
                      YEAR ENDED   YEAR ENDED   YEAR ENDED       TO         YEAR ENDED   YEAR ENDED   YEAR ENDED       TO
                     DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                         1997         1996         1995         1994           1997         1996         1995         1994
                     ------------ ------------ ------------ -------------  ------------ ------------ ------------ ------------
Net asset value,
 beginning of
 period..........      $ 13.13      $ 11.17       $10.10       $10.00        $ 12.07      $ 11.76       $10.07       $10.00
                       -------      -------       ------       ------        -------      -------       ------       ------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)...          .25          .28          .32          .10            .48          .45          .51          .06
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign
  currency
  transactions...         1.17         1.78          .78          -0-            .86         (.01)        1.20          .01
                       -------      -------       ------       ------        -------      -------       ------       ------
 Net increase in
  net asset value
  from
  operations.....         1.42         2.06         1.10          .10           1.34          .44         1.71          .07
                       -------      -------       ------       ------        -------      -------       ------       ------
LESS: DISTRIBU-
 TIONS
 Dividends from
  net investment
  income.........         (.16)        (.10)        (.03)         -0-           (.31)        (.09)        (.02)         -0-
 Distributions
  from net real-
  ized gains.....         (.19)         -0-          -0-          -0-            -0-         (.04)           0          -0-
                       -------      -------       ------       ------        -------      -------       ------       ------
 Total dividends
  and distribu-
  tions..........         (.35)        (.10)        (.03)         -0-           (.31)        (.13)        (.02)         -0-
                       -------      -------       ------       ------        -------      -------       ------       ------
 Net asset value,
  end of period..      $ 14.20      $ 13.13       $11.17       $10.10        $ 13.10      $ 12.07       $11.76       $10.07
                       =======      =======       ======       ======        =======      =======       ======       ======
TOTAL RETURN
 Total investment
  return based on
  net asset
  value(c).......        10.75%       18.51%       10.87%        1.00%         11.22%        3.79%       16.99%        0.70%
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period
  (000's
  omitted).......      $41,818      $18,807       $5,947       $1,127        $30,196      $21,729       $7,420       $  701
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements.          .95%         .95%         .95%         .95%(f)        .95%         .95%         .95%         .95%(f)
 Expenses, before
  waivers and
  reimbursements.         1.55%        1.85%        4.17%       18.47%(f)       1.33%        1.40%        4.25%       20.35%(f)
 Net investment
  income(a)......         1.76%        2.26%        2.96%        4.27%(f)       3.85%        3.93%        4.65%        3.55%(f)
 Portfolio turn-
  over rate......           58%          47%          23%           0%           209%         211%          61%           2%
 Average commis-
  sion rate
  paid(d)........       $.0137       $.0148          -0-          -0-         $.0360       $.0578          -0-          -0-

                                        GROWTH INVESTORS PORTFOLIO
                            ---------------------------------------------------
                                                                   OCTOBER 28,
                                                                     1994(E)
                             YEAR ENDED   YEAR ENDED   YEAR ENDED       TO
                            DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                1997         1996         1995         1994
                            ------------ ------------ ------------ ------------
Net asset value, beginning
 of period................    $ 12.74      $ 11.87       $ 9.86       $10.00
                              -------      -------       ------       ------
INCOME FROM INVESTMENT OP-
 ERATIONS
 Net investment
  income(a)(b)............        .23          .24          .35          .04
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions............       1.83          .72         1.67         (.18)
                              -------      -------       ------       ------
 Net increase (decrease)
  in net asset value from
  operations..............       2.06          .96         2.02         (.14)
                              -------      -------       ------       ------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.......       (.20)        (.07)        (.01)         -0-
 Distributions from net
  realized gains..........       (.22)        (.02)         -0-          -0-
                              -------      -------       ------       ------
 Total dividends and dis-
  tributions..............       (.42)        (.09)        (.01)         -0-
                              -------      -------       ------       ------
 Net asset value, end of
  period..................    $ 14.38      $ 12.74       $11.87       $ 9.86
                              =======      =======       ======       ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)................      16.34%        8.18%       20.48%       (1.40)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted).........    $16,600      $10,709       $4,978       $  321
 Ratio to average net as-
  sets of:
 Expenses, net of waivers
  and reimbursements......        .95%         .95%         .95%         .95%(f)
 Expenses, before waivers
  and reimbursements......       1.70%        1.85%        6.17%       41.62%(f)
 Net investment income(a).       1.72%        2.01%        3.21%        2.29%(f)
 Portfolio turnover rate..        164%         160%          50%           3%
 Average commission rate
  paid(d).................     $.0379       $.0562          -0-          -0-

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

                         DESCRIPTION OF THE PORTFOLIOS
INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objec-tives.

The Fund currently has 19 Portfolios, 15 of which are offered by this Prospec-tus: the Money Market Portfolio, the Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the To-tal Return Portfolio, the International Portfolio, the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfo-lio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Growth Portfolio and the Worldwide Privatization Portfolio.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of each Portfolio are set forth below. There can be, of course, no assurance that any of the Portfolios will achieve its respective investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Portfolio has different investment objectives which it pursues through separate investment policies as described herein. The differences in objec-tives and policies among the Portfolios determine the types of portfolio secu-rities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment ob-jectives cannot be changed without approval by the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change each Portfo-lio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of portfolio securities in which each Portfolio may invest are described in greater detail below.

MONEY MARKET PORTFOLIO

The Money Market Portfolio's investment objectives are in the following order of priority -- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. As a matter of fundamental policy, the Money Market Portfolio pur-sues its objectives by maintaining a portfolio of high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days).

The securities in which the Money Market Portfolio invests include: (1) mar-ketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) cer-tificates of deposit, bankers' acceptances and interest bearing savings depos-its issued or guaranteed by banks or savings and loan associations having to-tal assets of more than $1 billion and which are members of the Federal De-posit Insurance Corporation; (3) commercial paper of prime quality (i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), D-1 by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or F1 by Fitch IBCA, Inc. ("Fitch") or, if not rated, issued by companies having outstanding debt securities rated AAA or AA by S&P, Duff & Phelps or Fitch, or Aaa or Aa by Moody's) and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 under the Act. (See "Other Investment Policies and Techniques -- Repurchase Agreements"). The Money Market Portfolio may also invest in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks described in (2) above, prime quality dollar-denominated commercial paper issued by for-eign companies meeting the criteria specified in (3) above, and in certifi-cates of deposit and bankers' acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. (the "Adviser") to be of quality equivalent to that of other such investments in which the Portfolio may invest.

The Money Market Portfolio complies with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity condi-tions imposed by the Rule. Accordingly, in any case in which there is a varia-tion between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio is governed by the more restrictive of the two requirements. See the Statement of Additional Information for a further description of Rule 2a-7.

The Portfolio may purchase restricted securities that are determined by the Ad-viser to be liquid in accordance with procedures adopted by the Directors of the Fund. Restricted Securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act").

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments are made based upon their potential for capital appreciation, current income is inciden-tal to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose principal objective is assured income and conservation of capital.

The Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully select-ed, high-quality U.S. companies that, in the judgment of the Adviser, are likely to achieve superior earnings growth. Normally, about 40 companies are represented in the Portfolio's investment portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Port-folio's net assets. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of inten-sively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Portfolio, under normal circumstances, invests at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio de-fines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and
(ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for fol-lowing companies in one or more identified sectors and/or industries, the lat-eral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the rela-tive attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic funda-mentals. Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

The Adviser's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser re-lies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospec-tive earnings growth is not fully reflected in current market valuations.

In the managing of the Portfolio's investment portfolio, the Adviser seeks to utilize market volatility judiciously (assuming no change in company fundamen-tals) to adjust the Portfolio's positions. The Portfolio strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase po-sitions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in eq-uity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to positions in fa-vored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfo-lio's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio will tend to become somewhat more con-servative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity) based upon the aggregate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distribu-tions.

The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable period of time, be ac-corded market recognition at an appreciated value solely by reason of a devel-opment particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Short Sales. The Premier Growth Portfolio may not sell securities short, ex-cept that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio con-temporaneously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Portfolio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call op-tion, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to ac-quire the optioned securities, or (b) an offsetting call option on the same securities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securi-ties subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call op-tions written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets. If an option is not so sold and is permitted to expire without being exercised, the Portfolio would suffer a loss in the amount of the premium paid by the Portfolio for the op-tion.

Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a se-curity at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio's investment objective is to seek reasonable cur-rent income and reasonable opportunity for appreciation through invest-ments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the Portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

The investment objective of the U.S. Government/High Grade Securities Portfo-lio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio invests principally in a portfolio of: (i) obligations issued or guaranteed by the U.S. Government and repurchase agreements pertaining to U.S. Government Securities, and (ii) other high grade debt securities rated AAA, AA or A by S&P, Duff & Phelps or Fitch or Aaa, Aa or A by Moody's or that have not received a rating but are determined to be of comparable quality by the Adviser. As a fundamental investment policy, the Portfolio invests at least 65% of its total assets in these types of securi-ties, including the securities held subject to repurchase agreements. The av-erage weighted maturity of the Portfolio's portfolio of U.S. Government secu-rities is expected to vary between one year or less and 30 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities." The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehicle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

The Portfolio is subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one in-vestment. For this purpose, all securities issued or guaranteed by the U.S. Government are considered a single investment. Accordingly, the U.S. Govern-ment/High Grade Securities Portfolio limits its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Port-folio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Gov-ernment include: (i) U.S. Treasury obligations, which differ only in their in-terest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (gener-ally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaran-teed by the U.S. Government, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., ob-ligations of the Student Loan Marketing Association. See the Statement of Addi-tional Information of the Fund for a description of obligations issued or guar-anteed by the U.S. Government.

High Grade Securities. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets, in-clude:

  1. Debt securities which are rated AAA, AA or A by S&P, Duff & Phelps or Fitch or Aaa, Aa or A by Moody's;

  2. Obligations of, or guaranteed by, national or state bank holding compa-nies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch;

  3. Commercial paper rated A-1+, A-1, A-2 or A-3 by S&P, Prime-1, Prime-2 or Prime-3 by Moody's, D-1, D-2 or D-3 by Duff & Phelps or F1, F2 or F3 by Fitch; and

  4. Bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

Other Securities. While the Portfolio's investment strategy normally emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, where consistent with its investment objective, invest up to 35% of its total assets in other types of securities, including, (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations), (ii) certificates of de-posit, bankers' acceptances and interest-bearing savings deposits of banks hav-ing total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures con-tracts and options on futures contracts. Investment grade debt securities de-scribed in (i) above are those rated BBB or higher by S&P, Duff & Phelps or Fitch or Baa or higher by Moody's or, if not so rated, are of equivalent in-vestment quality in the opinion of the Adviser. Securities rated BBB by S&P, Duff & Phelps or Fitch or Baa by Moody's normally provide higher yields but may be considered to have speculative characteristics. See "Other Investment Poli-cies and Techniques -- Securities Ratings." " -- Investment in Securities Rated Baa and BBB" and Appendix A.

TOTAL RETURN PORTFOLIO

The investment objective of the Total Return Portfolio is to achieve a high re-turn through a combination of current income and capital appreciation. The Total Return Portfolio's assets are invested in U.S. Government and agency obliga-tions, bonds, fixed-income senior securities (including short and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current eco-nomic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of the Adviser.

INTERNATIONAL PORTFOLIO

The International Portfolio's primary investment objective is to seek to ob-tain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g., companies incorporated outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio at-tempts to increase its current income without assuming undue risk. The Adviser considers it consistent with these objectives to acquire securities of compa-nies incorporated in the United States and having their principal activities and interests outside of the United States. The International Portfolio in-tends to be invested primarily in such issuers and under normal circumstances more than 80% of its assets will be so invested.

In seeking its objective, the International Portfolio invests its assets primarily in common stocks of established non-United States companies which in the opinion of the Adviser have potential for growth of capital or income or both. There is no requirement, however, that the Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, the In-ternational Portfolio may invest in any other type of security including, but not limited to, convertible securities preferred stocks, bonds, notes and other debt securities of foreign issuers (Euro-dollar securities), as well as warrants, or obligations of the United States or foreign governments and their political subdivisions. When the Adviser believes that the total return on debt securities will equal or exceed the return on common stocks, the Interna-tional Portfolio may, in seeking its objective of total return, substantially increase its holdings in such debt securities. The International Portfolio may establish and maintain temporary balances for defensive purposes or to enable it to take advantage of buying opportunities. The International Portfolio's temporary cash balances may be invested in United States as well as foreign short-term money-market instruments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

The International Portfolio diversifies investments broadly among countries and normally has represented in its portfolio, business activities of not less than three different countries excluding the United States. The Portfolio may invest all or a substantial portion of its assets in one or more of such coun-tries. The Portfolio may purchase securities of companies, wherever organized, which, in the judgment of the Adviser, have their principal activities and interests outside the United States determined on the basis of such factors as location of the company's assets, or person-nel, or sales and earnings. See "Other Investment Policies and Techniques --
 Foreign Securities."

The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other curren-cies. A forward contract is an obligation to purchase or sell a specific cur-rency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio's dealings in forward contracts will be limited to hedging involving either spe-cific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Portfolio does not speculate in forward contracts and, therefore, the Ad-viser believes that the Portfolio is not subject to the risks frequently asso-ciated with the speculative use of such transactions. The Portfolio may not position hedge with respect to the currency of a particular country to an ex-tent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particu-lar foreign currency. If the Portfolio enters into a position hedging transac-tion, its custodian bank will place liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets com-mitted to the consummation of such forward contract. If the value of the secu-rities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possi-ble for the Portfolio to hedge against a devaluation that is so generally an-ticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Portfolio will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Portfolio's total assets would be committed to such contracts.

The Portfolio may also invest in warrants which entitle the holder to buy eq-uity securities at a specific price for a specific period of time.

It is the present intention of the Adviser to invest the Portfolio's assets in companies based in (or governments of or within) East Asia (Japan, Hong Kong, Singapore and Malaysia), Western Europe (the United Kingdom, Germany, The Netherlands, France and Switzerland), Australia, Canada, and such other areas and countries as the Adviser may determine from time to time. However, invest-ments may be made from time to time in companies in, or governments of, developing countries as well as devel-oped countries. Shareholders should be aware that investing in the equity and fixed- income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. The Adviser at present does not intend to invest more than 10% of the Interna-tional Portfolio's total assets in companies in, or governments of, developing countries. For a description of certain risks associated with investing in for-eign securities, see "Other Investment Policies and Techniques -- Foreign Secu-rities."

SHORT-TERM MULTI-MARKET PORTFOLIO

The investment objective of the Short-Term Multi-Market Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of high-qual-ity debt securities having remaining maturities of not more than three years. The Portfolio seeks high current yields by investing in a portfolio of debt se-curities denominated in the U.S. Dollar and selected foreign currencies. Ac-cordingly, the Portfolio seeks investment opportunities in foreign, as well as domestic, securities markets. While the Portfolio normally maintains a substan-tial portion of its assets in debt securities denominated in foreign curren-cies, the Portfolio invests at least 25% of its net assets in U.S. Dollar-de-nominated securities. The Portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluc-tuation in net asset value than a longer-term bond fund.

In pursuing its investment objective, the Portfolio seeks to minimize credit risk and fluctuations in net asset value by investing only in shorter-term debt securities. Normally, a high proportion of the Portfolio's investments consist of money market instruments. The Adviser actively manages the Portfolio in ac-cordance with a multi-market investment strategy, allocating the Portfolio's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Adviser adjusts the Portfolio's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. The Portfolio does not in-vest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

The Portfolio invests in debt securities denominated in the currencies of coun-tries whose governments are considered stable by the Adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency

Unit ("ECU"), French Franc, German Mark, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona and Swiss Franc. An issuer of debt securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the in-strument is denominated.

The Portfolio seeks to minimize investment risk by limiting its portfolio in-vestments to high-quality debt securities having remaining maturities of not more than three years. Accordingly, the Portfolio's investments consist only of: (i) debt securities issued or guaranteed by the U.S. government, its agen-cies or instrumentalities; (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or in-strumentalities, or by supranational entities, all of which are rated AAA or AA by S&P, Duff & Phelps or Fitch or Aaa or Aa by Moody's ("High Quality Ratings") or, if unrated, determined by the Adviser to be of equivalent quality;
(iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by the Adviser to be of equivalent quality; (iv) certifi-cates of deposit and bankers' acceptances issued or guaranteed by, or time de-posits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of high quality; and (v) commercial paper rated A-1 by S&P, Prime-1 by Moody's, F1 by Fitch, or D-1 by Duff & Phelps or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, Duff & Phelps or Fitch, or Aaa, Aa or A by Moody's and determined by the Adviser to be of high quality.

The Portfolio may invest in debt securities issued by supranational organiza-tions such as: the International Bank for Reconstruction and Development (com-monly referred to as the "World Bank"), which was chartered to finance develop-ment projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the Eu-ropean Coal and Steel Community, which is an economic cooperative whose members are various European nations' steel and coal industries; and the Asian Develop-ment Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Portfolio may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union. The specific amounts of currencies com-prising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obliga-tions.

Under normal circumstances, and as a matter of fundamental policy, the Portfo-lio "concentrates" at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bank-ers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank deal-ers) in accordance with the policies set forth in "Other Investment Policies and Techniques -- Repurchase Agreements" below. However, when business or fi-nancial conditions warrant, the Portfolio may, for temporary defensive purpos-es, vary from its policy of investing at least 25% of its total assets in the banking industry. For example, the Portfolio may reduce its position in debt instruments issued by domestic and foreign banks and bank holding companies and increase its position in U.S. Government Securities or cash equivalents.

Due to the Portfolio's investment policy with respect to investments in the banking industry, the Portfolio will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Portfolio's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained in-creases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high tech-nology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Portfolio's investments in commercial banks located in sev-eral foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Portfolio seeks to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

The net asset value of the Portfolio's shares changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfo-lio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average maturity is generally associated with a lower level of market value volatility and, ac-cordingly, it is expected that the net asset value of the Portfolio's shares normally will fluctuate less than that of a long-term bond fund.

In order to reduce the Portfolio's exposure to foreign currency fluctuations versus the U.S. Dollar, the Portfolio utilizes certain investment strategies, including the purchase and sale of forward foreign currency exchange contracts and other currency hedging techniques. For a discussion of these investment policies of the Portfolio, see "Other Investment Policies and Techniques --
 Hedging Techniques," below. For a description of certain risks associated with investing in foreign securities, see "Other Investment Policies and Tech-niques -- Foreign Securities," below.

GLOBAL BOND PORTFOLIO

The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between one year or less and 10 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities."

In the past, debt securities offered by certain foreign governments have pro-vided higher investment returns than U.S. government debt securities. The rel-ative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been sig-nificant, and negative returns have been experienced in various markets from time to time. The Adviser and AIGAM International Limited (the "Sub-Adviser") believe that investment in a composite of foreign fixed income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested ex-clusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose govern-ments are deemed stable by the Adviser and the Sub-Adviser. Their determina-tion that a particular country should be considered stable depends on their evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. Examples of foreign governments which the Adviser and Sub-Adviser currently consider to be stable, among others, are the governments of Austra-lia, Austria, Canada, Denmark, France, Germany, Ireland, Italy, Japan, New Zealand, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Adviser does not believe that the credit risk inherent in the ob-ligations of such stable foreign governments is significantly greater than that of U.S. government debt securities. The Portfolio intends to spread in-vestment risk among the capital markets of a number of countries and will in-vest in securities of the governments of, and companies based in, at least three, and normally considerably more, such countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Under normal market conditions, it is expected that approximately 25% of the Portfolio's net assets will be invested in debt securities denominated in the U.S. Dollar.

The Portfolio seeks to minimize investment risk by limiting its portfolio in-vestments to high-quality debt securities of U.S. or foreign governments or supranational organizations, high-quality U.S. or foreign corporate debt securities, including commercial paper and high-quality debt obligations of banks and bank holding companies. The Portfolio's investments consist only of debt securities rated within one of the two highest grades assigned by S&P, Duff & Phelps, Fitch or Moody's or, if unrated, judged by the Adviser and Sub-Adviser to be of comparable quality. See "Other Investment Policies and Tech-niques -- Securities Ratings" and Appendix A. Pending investment, to maintain liquidity or for temporary defensive purposes, the Portfolio may commit all or any portion of its assets to cash or money market instruments of U.S. or for-eign issuers. The Portfolio also may engage in certain hedging strategies, in-cluding the purchase and sale of forward foreign currency exchange contracts and other hedging techniques. For a discussion of these investment policies of the Portfolio, see "Other Investment Policies and Techniques -- Hedging Tech-niques," below.

The Portfolio may invest in debt securities issued by supranational organiza-tions such as: the International Bank for Reconstruction and Development (com-monly referred to as the "World Bank"), which was chartered to finance develop-ment projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the Eu-ropean Coal and Steel Community, which is an economic cooperative whose members are various European nations' steel and coal industries; and the Asian Develop-ment Bank, which is an international development bank established to lend port-folios, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Portfolio may invest in debt securities denominated in the European Cur-rency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Min-isters of the European Union to reflect changes in relative values of the un-derlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

For a description of certain risks associated with investing in foreign securi-ties, see "Other Investment Policies and Techniques -- Foreign Securities," be-low.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

The North American Government Income Portfolio's investment objective is to seek the highest level of current income, consistent with what the Adviser con-siders to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or au-thorities ("Government Securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denomi-nated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental enti-ties of Argentina ("Argentine Government Securities"). The Portfolio expects that it will not retain a debt security which is down-graded below BBB or Baa, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, under which the Portfolio, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that is-suer. The average weighted maturity of the Portfolio's investment portfolio of fixed-income securities is expected to vary between one year or less and 30 years. See "Other Investment Policies and Techniques -- Fixed-Income Securi-ties." The Portfolio utilizes certain other investment techniques, including options and futures.

The Adviser believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will bene-fit the economic performance of all three countries and promote greater corre-lation of currency fluctuation among the U.S. and Canadian Dollars and the Mex-ican Peso. See, however, "General Information About the United Mexican States" and the Fund's Statement of Additional Information with respect to the current state of the Mexican economy.

The Portfolio may invest its assets in Government Securities considered invest-ment grade or higher (i.e., securities rated at least BBB by S&P, Duff & Phelps or Fitch or at least Baa by Moody's or, if not so rated, of equivalent invest-ment quality as determined by the Portfolio's Adviser). See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investments in Fixed-Income Securities Rated Baa and BBB" and Appendix A.

The Adviser actively manages the Portfolio's assets in relation to market con-ditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and adjusts the Portfolio's investments in Government Securities based on its perception of which Government Securities will best enable the Portfolio to achieve its investment objective. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

The Portfolio invests at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Portfolio may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdi-visions, agencies, instrumentalities or authorities, provided that such securi-ties are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as deter-mined by the Portfolio's Adviser. The Portfolio does not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, provided, however, that the Portfolio may invest up to 25% of its total assets in Argentine Government Securities. Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing securities.

U.S. Government Securities. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturi-
ty), U.S. Treasury notes (maturities of one to 10 years with interest payable every six months), and U.S. Treasury bonds (generally maturities of greater than 10 years with interest payable every six months), all of which are backed by the full faith and credit of the United States (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Ad-ministration, the Department of Housing and Urban Development, the Export-Im-port Bank, the General Services Administration and the Small Business Adminis-tration; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations. See the Statement of Additional Informa-tion for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

U.S. Government Securities in which the Portfolio may invest also include "zero coupon" Treasury securities, which are U.S. Treasury bills that are issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unma-tured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time re-maining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securi-ties, and are likely to respond to changes in interest rates to a greater de-gree than otherwise comparable securities that do pay periodic interest. Cur-rent federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was pur-chased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distribu-tions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribu-tion each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Port-folio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distribu-tions or to meet its investment objective.

Currently, the only U.S. Treasury security issued without coupons is the Trea-sury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custo-dial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staff's interpretation but will not treat such securities as U.S. Government Securities until final resolution of the issue.

U.S. Government Securities do not generally involve the credit risks associ-ated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate.

Canadian Government Securities. Canadian Government Securities include the sovereign debt of Canada or any of its Provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Is-land, Quebec and Saskatchewan). Canadian Government Securities in which the Portfolio may invest include Government of Canada bonds and Government of Can-ada Treasury bills. The Bank of Canada, acting on behalf of the federal gov-ernment, is responsible for the distribution of these bonds and Treasury bills. The Bank of Canada offers new issues, as approved by the Government, to specific investment dealers and banks. Government of Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Govern-ment of Canada bonds frequently consists of several different bonds with matu-rities ranging from one to 25 years. The Bank of Canada usually purchases a pre-determined amount of each issue.

All Canadian Provinces have outstanding bond issues and several Provinces also guarantee bond issues of Provincial authorities, agents and Crown corpora-tions. Each new issue yield is based upon a spread from an outstanding Govern-ment of Canada issue of comparable term and coupon. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies.

Many Canadian municipalities, municipal financial authorities and Crown corpo-rations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Gov-ernment Securities and trade similarly to such securities.

The Canadian municipal market may be less liquid than the Provincial bond market.

Canadian Government Securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to a program established under the Na-tional Housing Act of Canada. Certificates issued pursuant to the program bene-fit from the guarantee of the Canada Mortgage and Housing Corporation, a fed-eral Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada in most circumstances.

Mexican Government Securities. The Portfolio may invest in Mexican Government Securities of investment grade quality. As of the date of this Prospectus, there are five Mexican Government Securities denominated in the Mexican Peso that have been rated investment grade by either S&P, Duff & Phelps or Fitch, or Moody's. These five Mexican Government Securities are Cetes and Tesobonos, each rated A-2 by S&P, and Ajustabonos, Bondes and Udibonos, each rated BBB+/stable by S&P. The Portfolio's Adviser, however, believes that there are other Peso-denominated Mexican Government Securities that are of investment grade quality. Currently Floating Rate Notes, rated BB+/stable by S&P, is the only Mexican Government Security denominated in U.S. Dollars that is rated investment grade by S&P. If qualified investments of this nature appear in the future, the Port-folio will consider them for investment.

Mexican Government Securities denominated and payable in the Mexican Peso include: (i) Cetes, which are book-entry securities sold directly by the Mexi-can government on a discount basis and with maturities that range from seven to 364 days; (ii) Bondes, which are long-term development bonds issued directly by the Mexican government with a minimum term of 364 days; and (iii) Ajustabonos, which are adjustable bonds with a minimum three-year term issued directly by the Mexican government with the face amount adjusted each quarter by the quar-terly inflation rate as of the end of the preceding month.

Argentine Government Securities. The Portfolio may invest up to 25% of its to-tal assets in Argentine Government Securities that are denominated and payable in the Argentine Peso. Argentine Government Securities include: (i) Bonos del Tesoro ("BOTE"), which are obligations of the Argentine Treasury, and
(ii) Bonos de Consolidacion Economica ("BOCON"), which are economic consolida-tion bonds issued directly by the Argentine Government with maturities of up to ten years. Although not all Argentine Government Securities are rated invest-ment grade quality by S&P, Moody's, Duff & Phelps or Fitch, the Adviser be-lieves that there are unrated Argentine Govern-ment Securities that are of investment grade quality.

General Information About Canada. Canada consists of a federation of ten Prov-inces and two federal territories (which generally fall under federal authori-ty) with a constitutional division of powers between the federal and Provin-cial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business or-ganizations ranging from small owner-operated businesses to large multina-tional corporations. Manufacturing and resource industries are large contribu-tors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing econ-omy to a predominantly service-based one. Agriculture and other primary pro-duction play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral re-sources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign ex-change controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Between 1991 and 1995, Canada experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. Dollar, decreasing in value compared to the U.S. Dollar by approximately 20% from October 1991. Between January 1996 and October 1997, the Canadian Dollar remained steady in value against the U.S. Dollar at a level approximately 3% to 4% above that low. Beginning in October 1997, howev-er, the Canadian Dollar decreased in value against the U.S. Dollar by approxi-mately 6%, reaching an all-time low of 1.4649 Canadian Dollars per U.S. Dollar on January 29, 1998. On February 20, 1998, the Canadian Dollar/U.S. Dollar ex-change rate was 1.4206:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

General Information About The United Mexican States. The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico
City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the de-valuation of the Peso in December 1994, the Mexican economy experienced im-provement in a number of areas, including eight consecu-tive years (1987-1994) of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit. Much of the past improvement in the Mexican economy has been attributable to a se-ries of economic policy initiatives intended to modernize and reform the Mexi-can economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and sta-ble currency exchange rate, liberalize trade restrictions and increase invest-ment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the se-curities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994 Mexico faced internal and external conditions that resulted in an eco-nomic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weaken-ing economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and do-mestic interest rates, a contraction in real gross domestic product and a li-quidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and a new ac-cord among the government and the business and labor sectors of the economy was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies con-ditioned upon the implementation and continuation of the economic reform pro-gram.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five con-secutive quarters beginning with the first quarter of 1995, Mexico's gross do-mestic product began to grow in the second quarter of 1996. That growth was sustained in 1996, resulting in a 5.1% increase from 1995, and, according to preliminary estimates, continued through 1997, resulting in a 7.3% increase from 1996. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devalu-ations continued until December 1994. On December 22, 1994 the Mexican govern-ment announced that it would permit the Peso to float against other curren-cies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approxi-mately 4% from that in 1996.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

General Information About the Republic of Argentina. The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 68 years. The most re-cent military government ruled the country from 1976 to 1983. Four unsuccess-ful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization pro-gram, a reduction in the size of the public sector and an opening of the econ-omy to international competition.

In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reduc-ing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product increased for four consecutive years before declining in 1995. During 1996, however, gross domes-tic product increased 4.3% from 1995. Preliminary data for 1997 indicate that gross domestic product increased by more than 8.0% from 1996. The rate of in-flation is generally viewed to be under control.

Significant progress was also made between 1991 and 1994 in rescheduling Argen-tina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and con-tinue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on bank deposits, which was brought under control by a series of measures designed to strengthen the finan-cial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumen-tal in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessar-ily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine for-eign exchange market was highly controlled until December 1989, when a free ex-change rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatria-tion. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, for-eign investors are permitted to remit profits at any time.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The North American Government Income Portfolio may utilize various investment strategies to hedge its investment portfolio against currency and other risks. The Portfolio may write covered put and call options and purchase put and call options on U.S. and foreign securities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed income securities or foreign currencies or contracts based on financial indices or common stocks and purchase and write put and call options on such futures con-tracts or on foreign currencies and purchase or sell forward foreign currency exchange contracts. In furtherance of its investment policies, the Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby commitments and make secured loans of its portfolio securities. See "Other Investment Policies and Techniques."

Risks of Investments in Foreign Securities. Investing in securities issued by foreign governments involves considerations and possible risks not typically associated with investing in U.S. Government Securities. For a description of certain risks associated with investing in foreign securities, see "Other In-vestment Policies and Techniques -- Foreign Securities," below.

The Portfolio believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the risks of investment in foreign securities are not likely to have a material adverse effect on the Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The risks of investment in foreign securities described in "Other Investment Policies and Techniques --Foreign Securities," below are more likely to have a material adverse effect on the Portfolio's investments in the securi-ties of Mexican and other non-Canadian Foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian Foreign cur-rencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of non-Canadian Government Securities as expressed in U.S. dollars.

Currency Risks. Because Portfolio assets are invested in fixed income securi-ties denominated in the Canadian Dollar, the Mexican Peso and other foreign currencies and because a substantial portion of the Portfolio's revenues are received in currencies other than the U.S. Dollar, the U.S. Dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dol-lar. These changes will also affect the Portfolio's income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distribu-tions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency re-quired to be converted into U.S. Dollars in order to pay expenses in U.S. Dol-lars could be greater than the equivalent amount of such expenses in the cur-rency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Other Investment Policies and Techniques -- Hedging Techniques."

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

The Global Dollar Government Portfolio's primary investment objective is to seek a high level of current income. Its secondary investment objective is cap-ital appreciation. In seeking to achieve these objectives, the

Portfolio invests at least 65% of its total assets in fixed income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in enti-ties organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). The Portfolio's investments in Sovereign Debt Obligations emphasize obligations of a type customarily referred to as "Brady Bonds," that are issued as part of debt restructurings and that are col-lateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. government, its agencies or instrumentalities ("Collateral-ized Brady Bonds"). The Portfolio may also invest up to 35% of its total as-sets in U.S. and non-U.S. corporate fixed income securities. The Portfolio limits its investments in Sovereign Debt Obligations and U.S. and non-U.S. corporate fixed income securities to U.S. dollar denominated securities. The Adviser expects that, based upon current market conditions, the Portfolio's investment portfolio of U.S. fixed-income securities will have an average ma-turity range of approximately 9 to 15 years and the Portfolio's investment portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. The Adviser anticipates that the Port-folio's investment portfolio of sovereign debt obligations will have a longer average maturity.

With respect to its investments in Sovereign Debt Obligations and non-U.S. corporate fixed income securities, the Portfolio will emphasize investments in countries that are considered emerging market countries at the time of pur-chase. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the Interna-tional Bank for Reconstruction and Development (commonly referred to as the "World Bank"). It is expected that a substantial part of the Portfolio's in-vestment focus will be in the U.S. dollar denominated securities or obliga-tions of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Vene-zuela because these countries are now, or are expected by the Adviser at a fu-ture date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in the Adviser's opinion, will provide the most attractive investment opportunities for the Portfolio. The Adviser anticipates that other countries that will provide investment op-portunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Brady Bonds" below.

The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any one of Ar-gentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, and the Portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any other single foreign country. At present, each of the above-named countries is an "emerging market country."

In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external ac-counts, financial markets, stability of exchange rate policy and labor condi-tions. In selecting and allocating assets among corporate issues within a given country, the Adviser considers the relative financial strength of issues and expects to emphasize investments in securities of issuers that, in the Advis-er's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the se-curities or obligations of issues located in any particular country.

Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan as-signments and interests issued by entities organized and operated for the pur-pose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed income securities held by the Portfolio include debt securities, convertible securi-ties and preferred stocks of corporate issuers. The Portfolio will not be sub-ject to restrictions on the maturities of the securities it holds.

Substantially all of the Portfolio's assets are invested in lower-rated securi-ties, which may include securities having the lowest rating for non-subordi-nated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever at-taining any real investment standing, to have a current identifiable vulnera-bility to default, to be unlikely to have the capacity to pay interest and re-pay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current, in the payment of interest or principal. The Portfolio may also invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obliga-tions and the protection afforded by the terms of the obligations themselves limit the risk to the Adviser to a degree comparable to that of rated securi-ties which are consistent with the Fund's investment objectives and policies. As of December 31, 1997, the percentages of the Adviser's assets invested in securities rated (or considered by the Adviser to be of equivalent quality to securities rated) in particular rating categories were 2.77% in A and above, 33.91% in Ba or BB, 54.25% in B, 31.44% in CCC and 9.07% in non-rated. See "Other Investment Policies and Techniques -- Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and "Appendix A."

A substantial portion of the Portfolio's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Ob-ligations") and (ii) securities purchased by the Portfolio at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the por-tion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."

Brady Bonds. As noted above, a significant portion of the Portfolio's invest-ment portfolio will consist of debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Trea-sury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of roll-ing interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect consti-tute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with re-spect to Collateralized Brady Bonds as a result of which the payment obliga-tions of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to in-vestors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and pri-vate entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Structured Securities. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of re-structuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different invest-ment characteristics such as varying maturities, payment priorities and inter-est rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the un-derlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying in-struments.

The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's invest-ments in these Structured Securities may be limited by the restrictions con-tained in the 1940 Act described below under "Investment in Other Investment Companies."

Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most in-stances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be consid-ered by the Portfolio to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not in-vest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having to-tal assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch).

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assign-ors, however, the rights and obligations acquired by the Portfolio as the pur-chaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obliga-tions is restricted by the governing documentation as to the nature of the as-signee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third par-ty. Because there may not be a liquid market for such securities, the Portfo-lio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an ad-verse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more dif-ficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

U.S. and Non-U.S. Corporate Fixed Income Securities. U.S. and non-U.S. corpo-rate fixed income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread be-tween the yields of lower rated obligations and those of more highly rated is-sues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P, Duff & Phelps or Fitch) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch and commonly referred to as "junk bonds") and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser be-lieves that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. During the Fund's fiscal year ended December 31, 1997, on a weighted average basis, the percentages of the Portfolio's assets invested in securities rated (or consid-ered by the Adviser to be of equivalent quality to securities rated) in par-ticular rating categories were 1% in A and above, 50% in Ba or BB, 40% in B, 0% in CC and 9% in non-rated securities. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed income securities.

Investment in Other Investment Companies. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Warrants. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they enti-tle their holder to purchase, and they do not represent any rights in the as-sets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the under-lying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Reverse Repurchase Agreements and Dollar Rolls. The Portfolio may also use re-verse repurchase agreements and dollar rolls as part of its investment strate-gy. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agree-ment period, the Portfolio continues to receive principal and interest pay-ments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Portfolio may enter into dollar rolls in which the Portfolio sells securi-ties for delivery in the current month and simultaneously contracts to repur-chase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and in-terest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to re-purchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolio. Under the requirements of the 1940 Act, the Portfolio is required to maintain an as-set coverage of at least 300% of all borrowings. Reverse repurchase agreements and dollar rolls, together with any borrowing will not exceed 33% of the Port-folio's total assets, less liabilities other than any borrowing.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Port-folio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. See "Investment Restrictions" in the State-ment of Additional Information.

In furtherance of its investment policies, the Portfolio may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities and indices thereof. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby commitments and make secured loans of its portfolio securities. See "Other Investment Poli-cies and Techniques."

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objectives and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purpose of valuing its portfolio. Market quotations are generally available on many Sover-eign Debt Obligations only from a limited number of dealers and may not neces-sarily represent firm bids of those dealers or prices for actual sales.

By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obliga-tions. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its ex-ternal debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to com-mercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructur-ing of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by ne-gotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance inter-est payments. Certain governments have not been able to make payments of in-terest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, includ-ing export performance, and its access to international credits and invest-ments. To the extent that a country receives payment for its exports in cur-rencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign govern-ments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a with-drawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted peri-odically based upon international rates.

The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For exam-ple, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly dimin-ished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applica-ble to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed Income Securities. The U.S. corporate fixed income secu-rities in which the Portfolio will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corpo-rate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced man-agement as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corpo-rate fixed income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such invest-ment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applica-ble U.S. bankruptcy, moratorium and other similar laws.

UTILITY INCOME PORTFOLIO

The Utility Income Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income se-curities of companies in the utilities industry. The Portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the Portfolio's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other com-panies providing communication facilities for the public, or (ii) the provi-sion of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste dis-posal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Portfolio normally invests at least 65% of the value of its total assets in securities of companies in the utilities industry. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from its utilities activities. At least 65% of the Portfo-lio's total assets are to be invested in income-producing securities.

The Portfolio's investment objective and policies are designed to take advan-tage of the characteristics and historical performance of securities of compa-nies in the utilities industry. Many of these companies have established a reputation for paying regular dividends and for increasing their common stock dividends over time. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such indus-try factors as regulatory environment and energy sources. With respect to in-vestments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for pur-chase of common stocks, and in fixed-income securities, such as bonds and pre-ferred stocks. There are no fixed percentage limits on the allocation of the Portfolio's investments between equity securities and fixed income securities. Rather, the Portfolio varies the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential. The values of fixed-income securities change as the general levels of interest rates fluctu-ate. When interest rates decline, the values of fixed income securities can be expected to increase, and when interest rates rise, the values of fixed income securities can be expected to decrease. The Adviser expects that the average weighted maturity of the Portfolio's portfolio of fixed-income securities may, depending upon market conditions, vary between 5 and 25 years.

The Portfolio may maintain up to 35% of its net assets in fixed-income securi-ties rated below Baa by Moody's or below BBB by S&P, Duff & Phelps or Fitch or, if not rated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in the case of relatively low ratings, predominantly speculative characteristics. See "Other Investment Policies and Techniques--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix A. The Portfolio will not retain a security which is down-graded below B, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration subsequent to purchase.

Convertible Securities. Utilities frequently issue convertible securities. Con-vertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general character-istics as non-convertible debt securities, which provide a stable stream of in-come with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as inter-est rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. The Portfolio may invest up to

30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above.

Rights and Warrants. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a spe-cific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are simi-lar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of in-vestments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. More-over, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

 UTILITIES INDUSTRY

United States Utilities. The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of ma-jor construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into un-regulated businesses.

Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utili-ties to operate such facilities, thus reducing their ability to service divi-dend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financ-ing costs.

Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been ad-versely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Tele-graph Company, including increased competition and rapidly developing technolo-gies with which traditional telephone companies now compete.

Although there can be no assurance that increased competition and other struc-tural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in the Advis-er's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs associated with compliance with environmental and nuclear safety regulations, service interruptions, eco-nomic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not au-thorize increased rates. Because of the Portfolio's policy of concentrating its investments in securities of utility companies, the Portfolio may be more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign Utilities. Foreign utility companies, like those in the United States, are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States and, as in the United States, generally are required to seek government approval for rate increases. In ad-dition, because many foreign utility companies use fuels that cause more pol-lution that those used in the United States such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

The Portfolio's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility com-panies currently are government-owned, thereby limiting current investment op-portunities for the Portfolio, the Adviser believes that, in order to attract significant capital for growth, some foreign governments may engage in a pro-gram of privatization of their utilities industry, and that the securities is-sued by privatized utility companies may offer attractive investment opportu-nities with the potential for long-term growth.

Privatization, which refers to the trend toward investor ownership, rather than government ownership, of assets is expected to occur both in newer, fast-er-growing economies and in mature economies. In addition, efforts toward mod-ernization in Eastern Europe, as well as the potential of economic unification of European markets, in the view of the Adviser, may improve economic growth, reduce costs and increase competition in Europe, which could result in oppor-tunities for investment by the Portfolio in utilities industries in Europe. There can be no assurance that securities of privatized companies will be offered to the public or to foreign companies such as the Portfolio, or that investment opportunities in foreign markets for the Portfolio will increase for this or other reasons.

The percentage of the Portfolio's assets invested in issuers of particular countries will vary depending on the relative yields and growth and income po-tential of such securities, the economies of the countries in which the in-vestments are made, interest rate conditions in such countries and the rela-tionship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. As mentioned above, the Portfolio will not invest more than 15% of its total assets in issuers in any one foreign country. See "Other Investment Policies and Techniques -- Foreign Securities."

 OTHER SECURITIES

While the Portfolio's investment strategy normally emphasizes securities of companies in the utilities industry, the Portfolio may, where consistent with its investment objective, invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign issuers other than companies in the utilities industry, including (i) U.S. Government Securities and repur-chase agreements pertaining thereto, as discussed below, (ii) foreign govern-ment securities, as discussed below, (iii) corporate fixed-income securities of domestic issuers of quality comparable to the fixed-income securities de-scribed above, (iv) certificates of deposit, bankers' acceptances and inter-est-bearing savings deposits of banks having total assets of more than $1 bil-lion and which are members of the Federal Deposit Insurance Corporation, (v) commercial paper of prime quality rated Prime-1 by Moody's, A-1 by S&P, D-1 by Duff & Phelps or F1 by Fitch or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P, Duff & Phelps or Fitch, (vi) equity securities of domestic corporate is-suers, and (vii) the additional derivative vehicles discussed below under the caption "Investment Practices."

U.S. Government Securities. U.S. Government Securities include: (i) U.S. Trea-sury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to 10 years with inter-est payable every six months), and U.S. Treasury bonds (generally maturities of greater than 10 years with interest payable every six months), all of which are backed by the full faith and credit of the United States; (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as se-curities issued by the Government National Mortgage Association, the Farmers Home Administration, the Department of Housing and Urban Development, the Ex-port-Import Bank, the General Services Administration and the Small Business Administration; and (iii) ob-ligations issued or guaranteed by U.S. Government agencies and instrumentali-ties that are not supported by the full faith and credit of the U.S. Govern-ment, such as securities issued by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, and governmental Collateralized Mort-gage Obligations. See Appendix A to the Statement of Additional Information for a further description of obligations issued or guaranteed by U.S. Govern-ment agencies or instrumentalities.

U.S. Government Securities do not generally involve the credit risks associ-ated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Gov-ernment Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

Foreign Securities. Foreign fixed-income securities in which the Portfolio in-vests may include fixed-income securities of quality comparable to the fixed-income securities described above as determined by the Adviser (i) issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities (collectively, "Government Entities") and (ii) of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars (including fixed-income securities of a Government Entity or foreign corporate issuer in a country de-nominated in the currency of another country). The Portfolio may also invest in equity securities of foreign corporate issuers. See "Investment Objective and Policies -- Utilities Industry -- Foreign Utilities." For a description of certain risks associated with investment in foreign securities, see "Other In-vestment Policies and Techniques -- Foreign Securities," below.

In addition to purchasing corporate securities of foreign issuers in foreign securities markets, the Portfolio may invest in American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and other types of Depository Re-ceipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be con-verted. In addition, the issuers of the stock of unsponsored Depositary Re-ceipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typ-ically issued by a United States bank or trust company which evidence owner-ship of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in reg-istered form are designed for use in the U.S. securities markets and Deposi-tary Receipts in bearer form are designed for use in foreign securities markets. For purposes of the Portfolio's investment policies, the Portfolio's investments in ADRs are deemed to be investments in securities is-sued by United States issuers and the Portfolio's investments in GDRs and other types of Depositary Receipts will be deemed to be investments in the un-derlying securities.

The Portfolio is also authorized to invest in securities of supranational en-tities denominated in the currency of any country. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of su-pranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. The Portfolio may, in addition, invest in securities denominated in European Cur-rency Units. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Union. The Portfolio is fur-ther authorized to invest in "semi-governmental securities," which are securi-ties issued by entities owned by either a national, state or equivalent gov-ernment or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

 INVESTMENT PRACTICES

The Portfolio may utilize various investment strategies to hedge its invest-ment portfolio against currency and other risks. The Portfolio may write cov-ered put and call options and purchase put and call options on U.S. and for-eign securities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed income securities or foreign currencies or contracts based on financial indices or common stocks and pur-chase and write put and call options on such futures contracts or on foreign currencies and purchase or sell forward foreign currency exchange contracts. In furtherance of its investment policies, the Portfolio may enter into inter-est rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby commitments and make secured loans of its portfolio securities. See "Other Investment Policies and Techniques."

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed secu-rity, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain.

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices-which are not at present contemplated for use by the Portfolio or which cur-rently are not available but which may be developed, to the extent such in-vestment practices are both consistent with the Portfolio's investment objec-tive and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

GROWTH INVESTORS PORTFOLIO AND CONSERVATIVE INVESTORS PORTFOLIO

The Conservative Investors Portfolio and Growth Investors Portfolio invest in a variety of fixed-income securities, money market instruments and equity se-curities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to adjust risk while producing desired return objectives. Portfolio management, therefore, will consist not only of specific securities selection but also of setting, monitoring and changing, when necessary, the asset mix.

Each Portfolio has been designed with a view toward a particular "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is adverse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of eq-uity market strength. Consequently, the asset mix for the Conservative Invest-ors Portfolio attempts to reduce volatility while providing modest upside po-tential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Growth Investors Portfolio should therefore provide for upside potential without excessive volatility.

The Adviser has established an asset allocation committee (the "Committee"), all the members of which are employees of the Adviser, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. Under normal market conditions, the Adviser expects to change allocation ranges approximately three to five times per year. However, the Adviser has broad latitude to establish the frequency, as well as the magnitude, of allo-cation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Adviser's decisions are based on and may be limited by a va-riety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate in-vestor profile for each Portfolio. Consequently, asset mix decisions for the Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Growth Investors Portfolio are principally based on the longer term total return po-tential for each asset class.

The Portfolios are permitted to use a variety of hedging techniques to attempt to reduce market interest rate and currency risks.

 INVESTMENT POLICIES

Conservative Investors Portfolio. The investment objective of the Conservative Investors Portfolio is to achieve a high total return without, in the view of the Adviser, undue risk of principal. The Conservative Investors Portfolio at-tempts to achieve its investment objective by allocating varying portions of its assets among investment grade, publicly traded fixed-income securities, money market instruments and publicly traded common stocks and other equity se-curities of United States and non-United States issuers. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between less than one year to 30 years. See "Other Investment Policies and Techniques -- Fixed Income Securities."

All fixed-income securities owned by the Portfolio will be investment grade at the time of purchase. This means that they will be in one of the top four rat-ing categories assigned by S&P, Moody's, Duff & Phelps or Fitch or will be unrated securities of comparable quality as determined by the Adviser. Securi-ties in the fourth such rating category (rated Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch) have speculative characteristics, and changes in eco-nomic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. See "Other Investment Policies and Tech-niques -- Securities Ratings," "-- Investment in Fixed-Income Securities Rated Baa and BBB" and Appendix A. In the event that the rating of any security held by the Conservative Investors Portfolio falls below investment grade (or, in the case of an unrated security, the Adviser determines that it is no longer of investment grade), the Portfolio will not be obligated to dispose of such secu-rity and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

Equity securities invested in by the Conservative Investors Portfolio consists of common stocks and securities convertible into common stocks, such as con-vertible bonds, convertible preferred stocks and warrants, issued by companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States' economy over time.

The Conservative Investors Portfolio holds at all times at least 40% of its to-tal assets in investment grade fixed-income securities, each having a duration less than that of a 10-year Treasury bond (the "Fixed Income Core"). The dura-tion of a fixed-income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Conservative Investors Portfolio is generally expected to hold approxi-mately 70% of its total assets in fixed-income securities (including the Fixed Income Core cash and money market instruments) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class always comprises at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class always com-prises at least 10%, but never more than 50%, of the Portfolio's total assets. For temporary defen-sive purposes, the Portfolio may invest in money market instruments.

Growth Investors Portfolio. The investment objective of the Growth Investors Portfolio is to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Portfolio attempts to achieve its in-vestment objective by allocating varying portions of its assets among a number of asset classes. Equity investments will include publicly traded common stocks and other equity securities of the type in which the Conservative In-vestors Portfolio may invest but may also include equity securities issued by intermediate- and small-sized companies with favorable growth prospects, com-panies in cyclical industries, companies whose securities are temporarily un-dervalued, companies in special situations and less widely known companies. Fixed-income investments will include investment grade fixed-income securities (including cash and money market instruments) and may include securities that are rated in the lower rating categories by recognized ratings agencies (i.e., Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch) or that are unrated but determined by the Adviser to be of comparable quality. Lower-rated fixed-income securities generally provide greater current income than higher rated fixed-income securities, but are subject to greater credit and market risk. The Portfolio will not invest more than 25% of its total assets in securities rated below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or unrated se-curities deemed to be of comparable quality by the Adviser. See "Other Invest-ment Policies and Techniques -- Securities Ratings," "-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

The Growth Investors Portfolio holds at all times at least 40% of its total assets in publicly traded common stocks and other equity securities of the type purchased by the Conservative Investors Portfolio (the "Equity Core"). The Growth Investors Portfolio is generally expected to hold approximately 70% of its total assets in equity securities (including the Equity Core) and 30% in fixed-income securities (including cash and money market instruments). Ac-tual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's to-tal assets. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between less than one year to 30 years. See "Other Investment Policies and Techniques -- Fixed Income Securi-ties." For temporary defensive purposes, the Portfolio may invest in money market instruments.

 ADDITIONAL INVESTMENT POLICIES AND TECHNIQUES

Foreign Securities. Each of the Conservative Investors Portfolio and Growth Investors Portfolio may invest without limit in securities which are not pub-licly traded in the United States, although the Conservative Investors Portfo-lio generally will not invest more than 15% of its total assets, and the Growth Investors Portfolio generally will not invest more than 30% of its total assets, in such securities.

The Growth Investors Portfolio may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks as-sociated with investment in foreign securities are generally intensified for these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

The value of foreign investments measured in U.S. dollars will rise or fall be-cause of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Portfolios may buy or sell foreign currencies, options on for-eign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the pur-chase and sale of foreign investments.

For a description of certain risks associated with investing in foreign securi-ties, see "Other Investment Policies and Techniques--Foreign Securities," be-low.

Non-Publicly Traded Securities. Each Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securi-ties is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, a Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell them at less than fair market value. Investment in these securities is restricted to 5% of a Portfolio's total assets (not including for these purposes Rule 144A Secu-rities, to the extent permitted by applicable law) and is also subject to the Portfolio's restriction against investing more than 15% of total assets in il-liquid securities. To the extent permitted by applicable law, Rule 144A Securi-ties are not treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Board of Directors. See "Other Investment Policies and Techniques -- Illiquid Securi-ties," below.

Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed secu-rities, including collateralized mortgage obligations or "CMOs." Interest and principal payments (including prepayments) on the mortgages underlying mort-gage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage pre-pays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying se-curities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. During pe-riods of declining interest rates, such prepayments can be expected to accel-erate and the Portfolios would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising in-terest rates, a reduction in prepayments may increase the effective maturities of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mort-gages which underlie securities purchased at a premium could result in capital losses.

The Portfolios may also invest in derivative instruments, including certifi-cates representing rights to receive payments of the interest only or princi-pal only of mortgage-backed securities ("IO/PO Strips"). These securities may be more volatile than other types of securities. IO Strips involve the addi-tional risk of loss of the entire remaining value of the investment if the un-derlying mortgages were prepaid.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily mar-ketable. In particular, the secondary markets for CMOs and IO/PO Strips may be more volatile and less liquid than those for other mortgage-related securi-ties, thereby potentially limiting a Fund's ability to buy or sell those secu-rities at any particular time.

Adjustable Rate Securities. Each Portfolio may invest in adjustable rate secu-rities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on ad-justable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate dur-ing a specified period or over the life of the security.

Asset-Backed Securities. Each Portfolio may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans or revolving credit receivables, both secured and unsecured. These as-sets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or origina-tor of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Portfolio may invest in other asset-backed securities that may be developed in the future.

Investments in High-Yield Securities. The Growth Investors Portfolio may in-vest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, judged by the Adviser to be of comparable quality ("high-yield securities"). The Growth Investors Portfolio generally invests in securities with a minimum rating of Caa-- by Moody's or CCC-- by S&P, Duff & Phelps or Fitch or in unrated securities judged by the Adviser to be of comparable quality at the time of purchase. However, from time to time, the Portfolio may invest in securities rated in the lowest grades of Moody's, S&P and Fitch (C) or Duff & Phelps (CC) or in unrated securities judged by the Adviser to be of comparable quality, if the Portfolio's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P and Fitch or DD by Duff & Phelps are in de-fault. As of December 31, 1997, 1.11% of the Portfolio's assets were invested in fixed-income securities rated (or considered by the Adviser to be of equiv-alent quality to securities rated) in the category A and above, 1.72% of the Portfolio's assets were invested in securities rated B and 25.10% were in non-rated securities. See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

In the event that the credit rating of a high-yield security held by the Port-folio falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Portfolio), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

Convertible Securities. Each Portfolio may invest in convertible securities. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the conversion feature. Also, the price of the convertible security normally varies to some degree with changes in the price of the underlying stock although in some market conditions the higher yield tends to make the convertible security less volatile than the un-derlying common stock. In addition, the price of the convertible security also varies to some degree inversely with interest rates. Convertible debt securi-ties that are rated below BBB (S&P, Duff & Phelps or Fitch) or Baa (Moody's) or comparable unrated securities as determined by the Adviser may share some or all of the risks of high-yield securities. For a description of these risks, see "Investments in High-Yield Securities" above.

Zero-Coupon and Payment-in-Kind Bonds.   The Portfolios may at times invest in
so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market in-terest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest in cash currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its dividend require-ments at times when the Adviser would not otherwise deem it advisable to do so.

Futures and Related Options. Each Portfolio may buy and sell stock index futures contracts ("index futures") and may buy options on index futures and on stock indices for hedging purposes. A Portfolio may buy and sell call and put options on index futures or on stock indices in addition to, or as an alternative to, purchasing or selling index futures or, to the extent permit-ted by applicable law, to earn additional income. The Portfolios may also, for hedging purposes, purchase and sell futures contracts, options thereon and op-tions with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. Each Portfolio may also seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest.

The use of futures and options involves certain special risks. Futures and op-tions transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in a Portfolio's portfolio that are the subject of a hedge. The successful use of the strategies described above further depends on the Portfolio's Adviser's ability to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out its futures or options positions. In addition there can be no as-surance that a liquid secondary market will exist for any future or option at any particular time. Certain provisions of the Internal Revenue Code and cer-tain regulatory requirements may limit the Portfolios' ability to engage in futures and options transactions. A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

Options. Each Portfolio may seek to increase current return by writing covered call and put options on securities it owns or in which it may invest. A Port-folio receives a premium from writing a call or put option, which increases the Portfolio's return if the option expires unexercised or is closed out at a net profit. When the Portfolio writes a call option, it gives up the opportu-nity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio may also buy and sell put and call options for hedging purposes. A Portfolio may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. A Portfolio's use of these strategies may be limited by applicable law.

Securities Loans, Repurchase Agreements and Forward Commitments. Each Portfo-lio may lend portfolio securities amounting to not more than 25% of its total assets and may enter into repurchase agreements on up to 25% of its total as-sets. These transactions must be fully collateralized at all times, but in-volve some risk to a Fund if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. Each Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

GROWTH PORTFOLIO

General. The Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity se-curities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

The Portfolio invests primarily in common stocks and securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income securities are expected to vary inversely with changes in interest rates gen-erally, when the Adviser expects a general decline in interest rates, the Portfolio may also invest for capital growth in fixed-income securities. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or in unrated fixed income securities determined by the Adviser to be of compara-ble quality. For a description of the ratings referred to above, see Appendix
A. For temporary defensive purposes, the Portfolio may invest in money market instruments and repurchase agreements.

Foreign Securities. The Portfolio may invest without limit in securities which are not publicly traded in the United States, although the Portfolio generally will not invest more than 15% of its total assets in such securities.

The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dol-lar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on for-eign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. For a de-scription of certain risks associated with investing in foreign securities, see "Other Investment Policies and Techniques -- Foreign Securities," below.

Non-Publicly Traded Securities. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securi-ties is usually restricted under Federal securities laws, and market quota-tions may not be readily available. As a result, the Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell them at less than fair market value. Investment in these securities is restricted to 5% of the Portfolio's total assets (not including for these pur-poses Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Portfolio's restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Board of Directors. See "Other Investment Policies and Techniques -- Illiquid Securities," below.

Investments in High-Yield Securities. The Growth Portfolio may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's BB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, judged by the Adviser to be of comparable quality ("high-yield securities"). The Portfolio generally invests in securities with a minimum rating of Caa- by Moody's or CCC- by S&P, Duff & Phelps or Fitch or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Portfolio may invest in securities rated in the lowest grades of Moody's, S&P or Fitch (C) or Duff & Phelps (CC) or in unrated secu-rities judged by the Adviser to be of comparable quality, if the Portfolio's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Se-curities rated Ba or BB or lower (and comparable unrated securities) are com-monly referred to as "junk bonds." Securities rated D by S&P and Fitch or DD by Duff & Phelps are in default. See "Other Investment Policies and Tech-niques -- Securities Ratings," "Investment in Lower-Rated Fixed-Income Securi-ties" and Appendix A. As of December 31, 1997, the percentages of the Portfo-lio's assets invested in securities rated (or considered by the Adviser to be of equivalent quality to securities rated) in particular rating categories were 0% in A and above, 0% in Ba or BB, .53% in B, 0% in CCC or Caa and .30% in unrated securities. The Fund did not invest in securities rated below Caa by Moody's or CCC by each of S&P, Duff & Phelps and Fitch or, if not rated, considered by the Adviser to be of equivalent quality to securities so rated.

In the event that the credit rating of a high-yield security held by the Port-folio falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Portfolio), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the

Adviser, such investment is considered appropriate in the circumstances.

Convertible Securities. The Growth Portfolio may invest in convertible securi-ties. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although in some market con-ditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the convertible security will also vary to some degree inversely with interest rates. Convert-ible debt securities that are rated below BBB (S&P, Duff & Phelps or Fitch) or Baa (Moody's) or comparable unrated securities as determined by the Adviser may share some or all of the risks of high-yield securities. For a description of these risks, see "Investments in High-Yield Securities" above.

Zero-Coupon and Payment-in-Kind Bonds. The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash cur-rently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is none-theless required to accrue interest income on such investments and to distrib-ute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its divi-dend requirements.

Futures and Options. The Portfolio may buy and sell stock index futures con-tracts ("index futures") and may buy options on index futures and on stock in-dices for hedging purposes. The Portfolio may buy and sell call and put op-tions on index futures or on stock indices in addition to, or as an alterna-tive to, purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to the U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. The Portfolio may also seek to increase its current return by writing covered call and put options on securities its owns or in which it may invest.

The use of futures and options involves certain special risks. Futures and op-tions transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in the Portfolio's investment portfolio that are the subject of the hedge. The successful use of the strate-gies described above further depends on the Adviser's abil-ity to forecast market movements correctly. Other risks arise from the Portfo-lio's potential inability to close out its futures or options positions. In addition there can be no assurance that a liquid secondary market will exist for any future option at any particular time. Certain provisions of the Inter-nal Revenue Code and certain regulatory requirements may limit the Portfolio's ability to engage in futures and options transactions.

Securities Loans, Repurchase Agreements and Forward Commitments. The Portfolio may lend portfolio securities amounting to not more than 25% of its total as-sets and may enter into repurchase agreements on up to 25% of its total as-sets. These transactions must be fully collateralized at all times but involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. The Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involve a risk of loss if the value of the securities declines prior to the settlement date.

WORLDWIDE PRIVATIZATION PORTFOLIO

The Worldwide Privatization Portfolio's investment objective is to seek long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization (as described below), although normally, significantly more of the Portfolio's total assets will be invested in such securities. The balance of the Portfolio's investment portfolio includes secu-rities of companies that are believed by the Adviser to be beneficiaries of privatizations. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, se-curities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or pre-ferred stock.

Investment in Privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enter-prises in both established and developing economies, including those in West-ern Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in the securities of enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "ini-tial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may invest in the securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated invest-ments in a state enterprise that has not yet conducted an initial equity of-fering. Investments of this type may be structured, for example, as privately negotiated sales of stock or other equity interests in joint ventures, cooper-atives or partnerships. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize investments in the equity securities of such enterprises.

The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, invests in the equity securities of issuers based in at least four, and normally con-siderably more, countries. The percentage of the Portfolio's assets invested in equity securities of companies based in a particular country will vary in accordance with the Adviser's assessment of the appreciation potential of such securities. There is no restriction, however, on the percentage of the Portfo-lio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associ-ated with that region. Notwithstanding the foregoing, no more than 15% of the Portfolio's total assets will be invested in securities of issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in securities of issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of compa-nies or assets changes in whole or in part from the public sector to the pri-vate sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are currently engaged in privatizations. The Portfolio will invest in any country that presents attractive investment opportunities, and the countries in which the Portfolio will invest may change from time to time. It is the Ad-viser's intention to invest approximately 70% of the Portfolio's total assets in securities of enterprises located in countries with established economies and the remainder of the Portfolio's assets in securities of enterprises lo-cated in countries with developing economies.

A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In partic-ular, because privatization programs are an important part of a country's eco-nomic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in or-der to secure the issuer's successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market posi-tions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for signif-icant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

Privatization programs are established to address a range of economic, politi-cal or social needs. Privatization is generally viewed as a means to achieve increased efficiency and improve the competitiveness of state enterprises. Western European countries are currently engaged in privatization programs partly as a means of increasing government revenues, thereby reducing budget deficits. The reduction of budget deficits recently has become an important objective as Western European countries attempt to meet the directives of the European Commission regarding debt and achieve the target budget deficit lev-els established by the Maastricht Treaty. In developing market countries, in-cluding many of those in Latin America and Asia, privatization is viewed as an integral part of broad economic measures that are designed to reduce external debt and control inflation as these countries attempt to meet the directives of the International Bank for Reconstruction and Development (the World Bank) and the International Monetary Fund regarding desirable debt levels. Within Eastern and Central Europe, privatization is also being used as a means of achieving structural economic changes that will enable Eastern and Central European countries to develop market economies and compete in the world mar-kets.

The privatization of state enterprises is achieved through various methods. A gradual approach is commonly taken at the early stages of privatization within a country. Oftentimes, the government will transfer partial ownership of the enterprise to a corporation or similar entity and occasionally also broaden ownership to employees and citizens while retaining an interest. Occasionally, a few selected foreign minority shareholders are permitted to make private in-vestments at this stage. After the new corporation has operated under this form of ownership for a few years, the government may divest itself completely by means of an equity offering in national and international securities mar-kets. Another approach is the formation of an investment fund owned by employ-ees and citizens that, with the assistance of international managers, operates one or many state enterprises for a set term, after which the government may divest itself of its remaining interest. Foreign investors are often permitted to become minority shareholders of these investment funds. In less gradual privatizations, state enterprises are auctioned to qualified investors through competitive bidding processes in private transactions. Alternatively, equity offerings may be made directly through the local and international securities markets.

Although the Portfolio anticipates that it generally will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in the securities of issuers whose primary business activity is that of national commercial banking. Prior to concentrating in the securities of national commercial banks, the Portfolio's Board of Directors would have to determine that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to concen-trate. The staff of the Securities and Exchange Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in the securities of issuers in a single industry. The Portfolio disagrees with the staff's position but has undertaken that it will not concentrate in the secu-rities of national commercial banks until, if ever, the issue is resolved. If the Portfolio were to invest more than 25% of its total assets in the national commercial banks, the Portfolio's performance could be significantly influ-enced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Portfolio's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

Warrants. The Portfolio may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfo-lio's portfolio. Rights are similar to warrants except that they have a sub-stantially shorter duration. Rights and warrants may be considered more specu-lative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the under-lying security, or any combination thereof. If the market price of the under-lying security is below the exercise price set forth in the warrant on the ex-piration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Debt Securities and Convertible Debt Securities. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio un-der the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into com-mon stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity se-curities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible se-curities generally offer lower interest yields than non-convertible debt secu-rities of similar quality, they do enable the investor to benefit from in-creases in the market price of the underlying common stock.

The Portfolio may maintain not more than 5% of its net assets in debt securi-ties rated below Baa by Moody's and BBB by S&P, Duff & Phelps or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investment in Securities Rated Baa and BBB,"

"-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

 ADDITIONAL INVESTMENT POLICIES AND  PRACTICES

The Portfolio may, but is not required to, utilize various investment strate-gies to hedge its portfolio against currency and other risks. These investment strategies entail risks. Although the Adviser believes that these investment strategies may further the Portfolio's investment objective, no assurance can be given that they will achieve this result. The Portfolio may write covered put and call options and purchase put and call options on U.S. and foreign se-curities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed-income securities or foreign currencies or contracts based on financial indices, including any index of U.S. Govern-ment Securities or securities issued by foreign government entities or common stocks and purchase and write put and call options on such futures contracts or on foreign currencies, purchase or sell forward foreign currency exchange contracts, enter into forward commitments for the purchase or sale of securi-ties, enter into repurchase agreements, standby commitment agreements and cur-rency swaps, make short sales of securities and make secured loans of its portfolio securities. Certain of these investment strategies may not currently be available in many of the countries in which the Portfolio may invest or may not be permissible under current law. The Portfolio may engage in these investment strategies in those countries when and to the extent such strate-gies become available or permissible in the future. Except with regard to those investment strategies discussed immediately below, each of these invest-ment strategies is discussed under the caption "Other Investment Policies and Techniques," below.

Currency Swaps. The Portfolio may enter into currency swaps for hedging pur-poses. Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Since currency swaps are in-dividually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps posi-tions. A currency swap may involve the delivery at the end of the exchange pe-riod of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each cur-rency swap will be accrued on a daily basis and an amount of cash or high-grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap un-less the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

Short Sales. The Portfolio may make short sales of securities or maintain a short posi-tion only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same is-sue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Port-folio will realize a capital gain.

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

 CERTAIN RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below.

Investment in Privatized Enterprises. The governments of certain foreign coun-tries have, to varying degrees, embarked on privatization programs contemplat-ing the sale of all or part of their interests in state enterprises. In cer-tain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advanta-geous than for local investors. Moreover, there can be no assurance that gov-ernments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such en-terprise.

Most state enterprises or former state enterprises go through an internal re-organization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sec-tor. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises which may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even af-ter the initial equity offering for the enterprise.

Currency Considerations. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corre-sponding portion of the Portfolio's revenues will be received in such curren-cies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign cur-rencies relative to the U.S. dollar. Such changes will also affect the Portfo-lio's income. The Portfolio, however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distribu-tions if the Portfolio has insufficient cash in U.S. dollars to meet distribu-tion requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Other Investment Policies and Techniques -- Hedging Techniques."

Risk of Foreign Investment. For a description of certain risks associated with investing in foreign securities, see "Other Investing Policies and Tech-niques -- Foreign Securities," below.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise noted below, the following description of other investment policies is applicable to all of the Fund's Portfolios:

 REPURCHASE AGREEMENTS

Any Portfolio, except the Total Return Portfolio may enter into agreements per-taining to U.S. Government Securities or, in the case of the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Util-ity Income Portfolio, the Conservative Investors Portfolio, the Growth Invest-ors Portfolio and the Growth Portfolio, pertaining to the types of securities in which it invests, with member banks of the Federal Reserve System or "pri-mary dealers" (as designated by the Federal Reserve Bank of New York) and, in the case of the Money Market Portfolio, with State Street Bank and Trust Compa-ny, the Fund's Custodian, in such securities. There is no percentage restric-tion on the ability of the Global Dollar Government Portfolio, the North Ameri-can Government Income Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio to enter into repurchase agreements. The North American Government Income Portfolio and the Utility Income Portfolio currently intend to enter into repurchase agreements only with the Fund's Custodian and such primary dealers.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, nor-mally one day or a few days later. The resale price is greater than the pur-chase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investment of a longer-term nature. If a vendor de-faults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the vendors with which the Portfolios enter into repurchase agreement transac-tions.

 WRITING COVERED CALL OPTIONS

The Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio and the Total Return Portfolio may each write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a spec-ified security on or before a fixed date, at a predetermined price. A Portfo-lio permitted to write call options may not do so unless the Portfolio at all times during the option period owns the optioned securities, or securities convertible or carrying rights to acquire the optioned securities at no addi-tional cost. None of the above listed Portfolios may write covered call op-tions in excess of 25% of such Portfolio's assets.

A Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." The Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio real-izes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Portfolio from writing the option. Although the writing of covered call options only on na-tional securities exchanges increases the likelihood of a Portfolio being able to make closing purchase transactions, there is no assurance that a Portfolio will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could result in increases in the portfolio turnover of a Portfolio, especially during periods when market prices of the underlying securities appreciate.

 OPTIONS

In an effort to increase current income and to reduce fluctuations in net as-set value, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, and the Worldwide Privatization Portfolios each intend to write covered put and call options and purchase put and call options on securities of the types in which it is per-mitted to invest that are traded on U.S. and foreign securities exchanges. Each Portfolio also in-tends to write call options for cross-hedging purposes. There are no specific limitations on a Portfolio's writing and purchasing of options.

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Cus-todian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's Custodian, or else holds a put on the same security in the same principal amount as the put written where the exer-cise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option is written for cross-hedging purposes if a Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to ac-quire. In such circumstances, the Portfolio collateralizes its obligation un-der the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchas-ing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its cur-rent market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. See Appendix C to the Statement of Additional Information. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be pos-sible for the Portfolio to effect a closing transaction at a time when the Ad-viser believes it would be advantageous to do so. See "Illiquid Securities." See Appendix C to the Statement of Additional Information for a further dis-cussion of the use, risks and costs of option trading.

Each of the Global Dollar Government Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on either Portfolio's purchasing and selling of options on securities indices.

 LOANS OF PORTFOLIO SECURITIES

Each Portfolio of the Fund, except the Money Market Portfolio may make secured loans of its portfolio securities to brokers, dealers and financial institu-tions provided that cash, U.S. Government securities, other liquid high-qual-ity debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the bor-rower with the Portfolio.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, in-cluding the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfo-lio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral.

Each Portfolio will have the right to regain record ownership of loaned secu-rities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfo-lio may pay reasonable finders', administrative and custodial fees in connec-tion with a loan. No more than 30% of the value of the assets (25% in the case of the Worldwide Privatization Portfolio and 20% in the case of the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Govern-ment Income Portfolio and the Utility Income Portfolio) of each Portfolio may be loaned at any time, nor will a Portfolio lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Advis-er.

 FOREIGN SECURITIES

For a description of the investment policies of the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfo-lio, the Worldwide Privatization Portfolio and the Quasar Portfolio with re-spect to foreign securities, see above. Each of the other Portfolios, except the U.S. Government/High Grade Securities Portfolio may invest in listed and unlisted foreign securities subject to the limitation that the International Portfolio may invest only in the securities of foreign issuers or U.S. compa-nies having their principal activities and interests outside the United States. The other Portfolios of the Fund may invest in foreign securities without limitation, although the Total Return Portfolio has no intention of so investing in the future, the Premier Growth Portfolio intends to invest at least 85% of the value of its total assets in the equity securities of Ameri-can companies, the Growth and Income Portfolio intends to restrict its invest-ment in foreign securities to issues of high quality and the Money Market Portfolio is limited to investing in those foreign securities described above in "Investment Objectives and Policies -- Money Market Portfolio." The Portfo-lios may convert U.S. Dollars into foreign currency, but only to effect secu-rities transactions on a foreign securities exchange and not to hold such cur-rency as an investment. Each Portfolio, except the U.S. Government/High Grade Securities Portfolio, may enter into forward foreign currency exchange con-tracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent a Portfolio, including the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio, invests in foreign securities, considera-tion is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, in-cluding withholding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed cir-cumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Portfolio's net assets and in-come attributable to foreign securities. Costs are incurred in connection with conversions be-tween various currencies held by a Portfolio. In addition, there may be sub-stantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases signifi-cantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not re-flect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of con-stant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restate-ments for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform ac-counting and auditing standards and potential difficulties in enforcing con-tractual obligations and could be subject to extended settlement periods.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Portfolio's investments denominated in the Japanese Yen will fluctuate with Yen-Dollar exchange rate movements. Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar but has since fallen from its post-World War II high (in 1995). Since its peak of April 19, 1995, the Japanese Yen has decreased in value against the U.S. Dol-lar. On December 31, 1997, the exchange rate was 130.57 Yen per Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 31, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June, 1995, the two countries agreed in principle to in-crease Japanese imports of American automobiles and automotive parts. Neverthe-less, it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will thus continue for the foreseeable future.

Each Portfolio's investments in Japanese issuers also will be subject to uncer-tainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political par-ty. Between August 1993, and October 1996 Japan was ruled by a series of four coalition governments. As a result of a general election on October 20, 1996, however, Japan returned to a single party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats re-quired to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current fi-nancial turmoil in other Asian markets. On December 17, 1997 the Japanese gov-ernment proposed to strengthen Japan's banks by means of an infusion of public funds and other measures. It is unclear whether these proposals, which are un-der consideration by Japan's parliament, would, if implemented, achieve their intended effect. For further information regarding Japan, see the Fund's State-ment of Additional Information.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Forward commitments for the purchase or sale of securities may include pur-chases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occur-rence of a subsequent event, such as approval and consummation of a debt re-structuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commit-ment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" secu-rity would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables a Portfolio to protect against antici-pated changes in interest rates and prices. How- ever, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by the U.S. Government/High Grade Securities Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio, Utility In-come Portfolio and Worldwide Privatization Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets, or, in the case of the Total Return Portfolio, more than 20% of the then current value of such Portfolio's total assets.

A Portfolio's right to receive or deliver a security under a forward commit-ment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or de-livering the securities, as the case may be. If the Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may in-cur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to in-vest money at favorable rates or to dispose of securities at favorable prices.

 STANDBY COMMITMENT AGREEMENTS

The Global Dollar Government Portfolio, Utility Income Portfolio and Worldwide Privatization Portfolio may from time to time enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. Each Portfolio will enter into such agreements only for the pur-pose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are un-available on a firm commitment basis. None of the Portfolios will enter into a standby commitment with a remaining term in excess of 45 days. Each Portfolio limits its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50%, in the cases of the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio, and 20%, in the case of the Utility Income Portfolio, of their re-spective assets taken at the time of acquisition of such commitment. The Port-folios at all times maintain a segregated account with the Fund's custodian of liquid assets in an aggregate amount equal to the purchase price of the secu-rities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereaf-ter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be re-corded as income on the expiration date of the standby commitment.

 HEDGING TECHNIQUES

The following hedging techniques are utilized by the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio and the Utility Income Portfolio. In addition, the Worldwide Privatization Portfolio may utilize futures contracts and options on futures contracts, options on foreign currencies and forward foreign currency exchange contracts, and the Global Dollar Government Portfolio may utilize interest rate transactions.

Cross Hedges. The attractive returns currently available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging tech-niques, including "cross-hedges" (see "Forward Foreign Currency Exchange Con-tracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a for-ward exchange contract to sell a different foreign currency, where such con-tract is available on terms more advantageous to the Portfolio than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant pro-tection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against ex-change rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advanta-geous position than if such a hedge had not been established.

Indexed Debt Securities. The Portfolios may invest without limitation in debt instruments that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate be-tween two currencies while the obligation is outstanding. The Portfolio pur-chases such debt instruments with the currency in which they are denominated and, at maturity, receives interest and principal payments thereon in that cur-rency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such securities entail the risk of loss of prin-cipal, the potential for realizing gains as a result of changes in foreign cur-rency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign curren-cies while providing an attractive money market rate of return. The Portfolio purchases such debt instruments for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission (the "Commission") is cur-rently considering whether the Portfolio's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the Act. The Portfolio believes that such investments do not involve the creation of such a senior security, but nevertheless the Portfolio has undertaken, pend-ing the resolution of this issue by the staff, to establish a segregated ac-count with respect to its investments in this type of security and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggre-gate principal amount of outstanding commercial paper of this type.

Futures Contracts and Options on Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securi-ties or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or cor-porate debt securities and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation by the Port-folio to deliver the securities or foreign currencies called for by the con-tract at a specified price on a specified date. A "purchase" of a futures con-tract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settle-ment date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multi-ple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

Unlike a futures contract, which requires the parties to buy and sell a secu-rity on a set date, an option on a futures contract entitles its holder to de-cide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does not change and is reflected in the net asset value of the Portfolio.

The ability to establish and close out positions in options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. or foreign exchanges or over-the-counter.

These investment techniques will be used only to hedge against anticipated fu-ture changes in market conditions and interest or exchange rates which other-wise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to pur-chase at a later date. See Appendix B to the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures con-tracts and options on futures contracts.

The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the currencies and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the market value of the total assets of the Portfolio.

Options on Foreign Currencies. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against de-clines in the U.S. Dollar value of foreign currency-denominated portfolio se-curities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incur-ring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the en-tire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limita-tion on the Portfolio's investments in options or on foreign currencies. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to at-tempt to minimize the risk to the Portfolio from adverse changes in the rela-tionship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and other cur-rencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Fund's Custodian will place liquid assets in a segregated account having a value equal to the aggregate amount of each Portfolio's commitments under for-ward contracts entered into with respect to position hedges and cross-hedges.

Interest Rate Transactions. In order to attempt to protect the value of the Portfolio's investments from interest rate or currency cross-rate fluctua-tions, the Portfolio may enter into various hedging transactions, such as in-terest rate swaps and may purchase or sell (i.e. write) interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its port-folio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest rate swaps are entered into on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The purchase of an interest rate cap enti-tles the purchaser, to the extent that a specified index exceeds a predeter-mined interest rate, to receive payments on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an in-terest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate to receive payments on a contractu-ally-based principal amount from the party selling such interest rate floor.

The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether the Portfolio is hedging its assets or its liabilities. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each in-terest rate swap will be accrued on a daily basis and an amount of liquid as-sets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain a segregated account with the Fund's Custodian in the full amount accrued on a daily basis of the Portfolio's obligations with re-spect to the swap. The Portfo-lio will not enter into any interest rate swap, cap or floor transaction un-less the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. The Adviser monitors the creditworthiness of counter parties to its interest rate swap, cap and floor transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio has contractual remedies. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as prin-cipals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documenta-tion has not yet been developed and, accordingly, they are less liquid than swaps. To the extent that the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account with the Fund's Custodian liquid as-sets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to the caps or floors.

General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse mar-ket movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the secu-rities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Portfolio's ability to dispose of its positions in futures contracts, op-tions, interest rate transactions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities cov-ering an option written by the Portfolio until the option expires or it deliv-ers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, none of the Portfolios maintains more than 15% of its net assets in illiquid securities. For purposes of each Portfolio's investment objectives and policies and invest-ment restrictions, illiquid securities include, among others, (a) direct place-ments or other securities which are subject to legal or contractual restric-tions on resale or for which there is no readily available market (e.g., trad-ing in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options pur-chased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Se-curities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for pur-poses of this limitation. The Adviser monitors the liquidity of such securities under the supervision of the Board of Directors. See "Certain Fundamental In-vestment Policies." See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of the shares of each Portfolio that invests in fixed-income securi-ties will fluctuate with the value of such investments. The value of each Port-folio's investments will change as the general level of interest rates fluctu-ates. During periods of falling interest rates, the values of a Portfolio's se-curities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realiza-tion of capital losses on securities in a Portfolio's portfolio will be un-avoidable. Moreover, medium- and lower-rated securities and non-rated securi-ties of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Certain debt securities in which the Global Dollar Government Portfolio may in-vest are floating-rate debt securities. To the extent that the Portfolio does not enter into interest rate swaps with respect to such floating-rate debt se-curities, the Portfolio may be subject to greater risk during periods of declining interest rates.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect prob-able future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

 INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES

Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capac-ity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addi-tion, lower-rated securities may be more susceptible to real or perceived ad-verse economic conditions than investment grade securities, although the mar-ket values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established sec-ondary market for lower-rated securities, a Portfolio's may experience diffi-culty in valuing such securities and, in turn, the Portfolio's assets.

The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political condi-tions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's re-search and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend cov-erage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Global Dollar Government Portfolio may invest in securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P, Duff & Phelps or

Fitch (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps or Fitch) and in unrated securities of comparable investment quality. These secu-rities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to de-fault, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Certain lower-rated securities in which the the Global Dollar Government Port-folio, the Utility Income Portfolio, the Growth Investors Portfolio, the Conservative Investors Portfolio and the Growth Portfolio may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a provision and redeems the securi-ty, the Portfolio may have to replace the called security with a lower yield-ing security, resulting in a decreased rate of return for the Portfolio.

 NON-RATED SECURITIES

Non-rated securities will also be considered for investment by the North Amer-ican Government Income Portfolio and the Global Dollar Government Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities them-selves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and poli-cies.

 NON-DIVERSIFIED STATUS

The Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio are "non-diversified", which means the Portfolios are not limited in the proportion of their assets that may be invested in the securities of a single issuer. However, because the Portfolios may invest in a smaller number of individual issuers than a diversified port-folio, an investment in these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified port-folio. Each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. To so qualify, among other requirements, each Portfolio will limit its invest-ments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the mar-ket value of its total assets, not more than 5% of the market value of its to-tal assets will be invested in the securities of a single issuer and the Port-folio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio's investments in U.S. Government Securities are not subject to these limitations.

In order to meet the diversification tests and thereby maintain its status as a regulated investment company, the North American Government Income Portfolio will be required to diversify its portfolio of Canadian Government Securities, Mexican Government Securities and other foreign govern-ment securities in a manner which would not be necessary if the Portfolio had made similar investments in U.S. Government Securities.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio, the Growth and Income Portfolio and the Utility Income Portfolio may assume a temporary defensive position and invest without limit in high grade fixed in-come securities or hold their assets in cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities,
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) commercial pa-per of prime quality rated A-1 or higher by S&P, D-1 or higher by Duff & Phelps, F1 or higher by Fitch or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, Duff & Phelps or Fitch or Aa or higher by Moody's.

For temporary defensive purposes, the Global Dollar Government Portfolio may vary from its investment policies during periods in which economic or political conditions warrant. Under such circumstances, the Portfolio may invest without limit in (i) Government Securities and (ii) the following U.S. dollar-denomi-nated investments: (a) indebtedness rated Aa or better by Moody's or AA or bet-ter by S&P, Duff & Phelps or Fitch, or if not so rated, of equivalent invest-ment quality as determined by the Adviser, (b) certificates of deposit, bank-ers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit In-surance Corporation and (c) commercial paper of prime quality rated A-1 or bet-ter by S&P, D-1 or better by Duff & Phelps, F1 or better by Fitch or Prime-1 by Moody's or, if not so rated, issued by companies which have an outstanding debt issue rated AA or better by S&P, Duff & Phelps or Fitch or Aa or better by Moody's. The Global Dollar Government Portfolio may also at any time, with re-spect to up to 35% of its total assets, temporarily invest funds awaiting rein-vestment or held for reserves for dividends and other distributions to share-holders in such U.S. dollar-denominated money market instruments.

For temporary defensive purposes, the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio may invest in money market instruments. The Growth Portfolio may also invest in repurchase agreements.

For temporary defensive purposes, the Worldwide Privatization Portfolio may vary from its fundamental investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. The Portfolio may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instrumen-talities ("U.S. Government Securities"), bank deposits, money market instru-ments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P, Duff & Phelps, Fitch or Moody's or, if not so rated, of equivalent investment quality as determined by the Advis-er. For this purpose the Portfolio will limit its investments in foreign cur-rency denominated debt securities to securities that are denominated in cur-rencies in which the Portfolio anticipates its subsequent investments will be denominated.

Subject to its policy of investing at least 65% of its total assets in equity securities of enterprises undergoing privatization, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instru-ments referred to above.

For temporary defensive purposes, the Real Estate Investment Portfolio may in-crease without limit its position in short-term, liquid, high-grade debt secu-rities, which may include securities issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities ("U.S. Government securities"), bank deposits, money market instruments, short-term debt securities, including notes and bonds. For a description of the types of securities in which the Portfolio may invest while in a temporary defensive position, see the State-ment of Additional Information.

 PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment com-panies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by a Port-folio and its shareholders. High portfolio turnover also may result in the re-alization of substantial net short-term capital gains.

YEAR 2000

Many computer software systems in use today cannot properly process date-re-lated information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Distributors, Inc., the principal under-writer of the Fund's shares, and Alliance Fund Services, Inc., the Fund's reg-istrar, dividend disbursing agent, and transfer agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modify-ing or replacing such systems prior to January 1, 2000, to the extent neces-sary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolios which may not be changed with respect to a Portfolio without the approval of the shareholders of a Portfolio. Certain of those fundamental investment policies are set forth below. For a complete listing of such fundamental investment policies, see the Statement of Additional Informa-tion.

Briefly, with respect to the Money Market Portfolio, the Premier Growth Port-folio, the Growth and Income Portfolio, the U.S. Government/High Grade Securi-ties Portfolio, the Total Return Portfolio and the International Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation; (ii) acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers con-ducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or cer-tificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and wa-ter business shall each be considered as a separate industry); (iv) borrow money, except that a Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total as-sets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total assets of a Portfolio), or as permitted in connection with short sales of securities "against the box" by the Growth Portfolio, as described above;
(vi) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be in-vested in such securities; or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

With respect to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest 25% or more of its total assets in securities of companies en-gaged principally in any one industry (other than, with respect to the Short-Term Multi-Market Portfolio only, the banking industry) except that this re-striction does not apply to U.S. Government Securities; (ii) borrow money ex-cept from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securi-ties; borrowing in the aggregate may not exceed 15%, and borrowing for pur-poses other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding; (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure per-mitted borrowings; or (iv) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities.

With respect to the North American Government Income Portfolio and the Global Dollar Government Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest 25% or more of their respective total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities; (ii) borrow mon-ey, except (a) the North American Government Income Portfolio and the Global Dollar Government Portfolio may, in accordance with provisions of the Act, bor-row money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securi-ties; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfo-lio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and
(b) the Global Dollar Government Portfolio may enter into reverse repurchase agreements and dollar rolls; or (iii) pledge, hypothecate, mortgage or other-wise encumber their respective assets, except to secure permitted borrowings.

As a matter of fundamental policy, the Utility Income Portfolio may not: (i) invest more than 5% of its total assets in the securities of any one issuer ex-cept the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total as-sets in the securities of issuers conducting their principal business activi-ties in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks or temporary or emergency purposes, including the meet-ing of redemption requests which might require the untimely disposition of se-curities; borrowing in the aggregate may not exceed 15%, and borrowing for pur-poses other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorga-nization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies.

With respect to the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio, these fundamen-tal investment policies provide that a Portfolio may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another for-eign government.)

With respect to the Worldwide Privatization Portfolio, these fundamental poli-cies provide that the Portfolio may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose pri-mary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Port-folio's ability to achieve its investment objective would be adversely af-fected if the Portfolio were not permitted to invest more than 25% of its to-tal assets in those securities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Portfolio to invest more than 25% of its total assets in those se-curities, such notice to include a discussion of any increased investment risks to which the Portfolio may be subjected as a result of the Board's de-termination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrow-ed) less liabilities (not including the amount borrowed) at the time the bor-rowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any investments are made; or
(iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

In addition, the Fund has adopted an investment policy, which is not desig-nated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

                            MANAGEMENT OF THE FUND
DIRECTORS

John D. Carifa, Chairman and President, is President and Chief Operating Offi-cer and a Director of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1993.

Ruth Block was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1993. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas)

David H. Dievler was formerly a Senior Vice President of ACMC, with which he had been associated since prior to 1993. He is currently an independent con-sultant.

John H. Dobkin has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design.

William H. Foulk, Jr. is an investment advisor and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1993.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a senior partner and a member of the Executive Committee in the law firm of Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio's investment portfolio, the length of time that each person has been primarily responsible, and each per-son's principal occupation during the past five years.

    FUND                                                 PRINCIPAL OCCUPATION
    ----                      EMPLOYEE; YEAR; TITLE      DURING THE PAST FIVE YEARS
                              ---------------------      --------------------------
Money Market Portfolio    Raymond J. Papera since 1997-  Associated with the Adviser
                          Vice President of Alliance     since prior to 1993
                          Capital Management Corporation
                          (ACMC)*
Premier Growth Portfolio  Alfred Harrison since          Associated with the Adviser
                          inception-                     since prior to 1993
                          Vice Chairman of ACMC
Growth and Income         Paul C. Rissman since          Associated with the Adviser
 Portfolio                inception-                     since prior to 1993
                          Senior Vice President of ACMC
U.S. Government/High      Paul J. DeNoon since           Associated with the Adviser
 Grade Securities         inception-                     since prior to 1993
 Portfolio                Vice President of ACMC
Total Return Portfolio    Paul C. Rissman since          (see above)
                          inception-
                          (see above)
International Portfolio   Steven Beinhacker since 1996-  Associated with the Adviser
                          Vice President of ACMC         since prior to 1993
Short-Term Multi-Market   Douglas J. Peebles since       Associated with the Adviser
 Portfolio                inception-                     since prior to 1993
                          Senior Vice President of ACMC
Global Bond Portfolio     Ian Coulman since inception-   Associated with the Sub-Adviser
                          an Investment Manager of the   since prior to 1993
                          Sub-Adviser
North American            Wayne D. Lyski since           Associated with the Adviser
 Government Income        inception-                     since prior to 1993
 Portfolio                Executive Vice President of
                          ACMC
Global Dollar Government  Wayne D. Lyski since           (see above)
 Portfolio                inception-
                          (see above)
Utility Income Portfolio  Paul C. Rissman since 1996-    (see above)
                          (see above)
Conservative Investors    Nicholas D.P. Carn since 1997- Associated with the Adviser
 Portfolio                Vice President of ACMC         since 1997; prior thereto, Chief
                                                         Investment Officer and Portfolio
                                                         Manager of Draycott Partners
                                                         since prior to 1993
Growth Investors          Nicholas D.P. Carn since 1997- (see above)
 Portfolio                (see above)
Growth Portfolio          Tyler J. Smith since           Associated with the Adviser
                          inception-                     since July, 1993; prior thereto,
                          Senior Vice President of ACMC  associated with Equitable
                                                         Capital Management Corporation**

                                                        PRINCIPAL OCCUPATION
    FUND                     EMPLOYEE; YEAR; TITLE      DURING THE PAST FIVE YEARS
    ----                     ---------------------      --------------------------
Worldwide Privatization  Mark H. Breedon since          Associated with the Adviser
 Portfolio               inception-                     since prior to 1993
                         Senior Vice President of ACMC
                         and Director and
                         Vice President of Alliance
                         Capital Limited***

  * The sole general partner of the Adviser.
 ** Prior to July 22, 1993, with Equitable Capital Management Corporation (Eq-uitable Capital). On that date, the Adviser acquired the business and sub-stantially all of the assets of Equitable Capital.
*** An indirect wholly-owned subsidiary of the Adviser.

The Adviser has retained under a subadvisory agreement a sub-adviser, AIGAM International Limited (the "Sub-Adviser"), an indirect, majority owned subsid-iary of American International Group, Inc., a major international financial service company to provide research and management services to the Global Bond Portfolio. In 1994, the Sub-Adviser changed its name from Dempsey & Company International Limited, which was founded in 1988. For the year ended December 31, 1997, for its services as Sub-Adviser to the Global Bond Portfolio, the Sub-Adviser received from the Adviser a monthly fee at the annual rate of .40% of that Portfolio's average daily net assets.

The Sub-Adviser is an asset management firm specializing in global fixed-in-come money management. It manages a range of institutional specialty funds, investment companies, and dedicated institutional portfolios. The address of the Sub-Adviser is Unit 1/11, Harbour Yard, Chelsea, London, England.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment com-panies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Ad-viser comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, the Adviser was re-tained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equi-table Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned sub-sidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affili-ates also furnish the Fund, without charge, management supervision and assis-tance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) in-terest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, and (j) cost of certain personnel of the Adviser or its affiliates rendering clerical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

Shares of each Portfolio of the Fund are offered on a continuous basis di-rectly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Princi-pal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at each Portfolio's net asset value, as de-scribed below. The separate accounts of insurance companies place orders to purchase shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolios. The Fund re-serves the right to suspend the sale of the Fund's shares in response to con-ditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate ac-count of the participating insurance company for more information on the pur-chase of Portfolio shares.

The public offering price of each Portfolio's shares is their net asset value. The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the

Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstand-ing. A Fund business day is any weekday exclusive of days on which the Ex-change is closed (most national holidays and Good Friday). For purposes of this computation, the securities in each Portfolio are valued at their current market value (in the case of the Money Market Portfolio, amortized cost value is used) determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are be-lieved by the Adviser to reflect the fair market value of such securities. In the case of the Money Market Portfolio, per share net asset value is expected to be constant at $1.00 per share, although this price is not guaranteed.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of any Portfolio in its account at any time at the net asset value per share of that Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to deter-mine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

The Money Market Portfolio declares income dividends each business day at 4:00 p.m. Eastern time and such dividends are paid monthly via automatic investment in additional full and fractional shares in each shareholders' account. As such additional shares are entitled to dividends, a compounding growth of in-come occurs. Net income consists of all accrued interest income on Portfolio assets less the Portfolio's expenses (including accrued expenses and fees pay-able to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

Each of the other Portfolios will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of such Portfolios.

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, each Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a vari-able annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net in-vestment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Investment income received by a Portfolio from sources within foreign coun-tries may be subject to foreign income taxes withheld at the source. Provided that certain Code requirements are met, a Portfolio may "pass through" to its shareholders credits or deductions for foreign income taxes paid.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated in-vestment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of each Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

                              GENERAL INFORMATION
PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Money Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio and the Global Dollar Government Portfolio occur primarily with issuers, underwriters or major dealers acting as principals, while transactions for the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Growth Portfolio and the Worldwide Privatization Portfolio are normally ef-fected by brokers, and transactions for the Conservative Investors, the Growth Investors and Total Return Portfolio are normally effected through any one or more of the foregoing entities.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Associ-ation of Securities Dealers, Inc., and subject to seeking best price and execu-tion, the Fund may consider sales of shares of the Fund as a factor in the se-lection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of securi-ties on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpora-tion, an affiliate of the Adviser, and with brokers which may have their trans-actions cleared or settled, or both, by the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commis-sion. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corpo-ration is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into

19 series, one underlying each Portfolio. Shares of each Portfolio are nor-mally entitled to one vote for all purposes. Generally, shares of all Portfo-lios vote as a single series on matters, such as the election of Directors, that affect all Portfolios in substantially the same manner. Maryland law does not require a registered investment company to hold annual meetings of share-holders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Directors. Shares of each Portfolio are freely transferable, are entitled to dividends as determined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net as-sets of that Portfolio. Shareholders have no preference, pre-emptive or con-version rights. In accordance with current law, it is anticipated that an in-surance company issuing a variable annuity contract or variable life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the separate account in ac-cordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR, DIVIDEND-DISBURSING AGENT AND TRANSFER AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar, dividend-disbursing agent and transfer agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank de-posits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluc-tuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modi-fier 1 indicates that the security ranks in the higher end of its generic rat-ing category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB normally exhibits adequate protection parameters. Howev-er, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC or C is regarded as having sig-nificant speculative characteristics. BB indicates the lowest degree of specu-lation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or ma-jor exposures to adverse conditions.

  BB: Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

  B: Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, finan-cial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

  CCC: Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic condi-tions, there is not likely to be capacity to pay interest or repay principal.

  CC: Debt rated CC is currently highly vulnerable to nonpayment.

  C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being contin-ued.

  D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Not rated.

DUFF & PHELPS CREDIT RATING CO.

  AAA: Highest credit quality. Risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered suffi-cient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate accord-ing to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely ac-cording to economic cycles, industry conditions and/or company fortunes. Po-tential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP: Preferred stock with dividend arrearages.

FITCH IBCA, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future de-velopments, short-term debt of these issuers is generally rated F- 1+.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

  The ability to meet obligations requires an advantageous business and eco-nomic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ul-timate recovery value in liquidation or reorganization of the obligor. DDD rep-resents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

  NR: Indicates that Fitch does not rate the specific issue.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    Leading market positions in well-established industries;

    High rates of return on funds employed;

    Conservative capitalization structure with moderate reliance on debt and ample asset protection;

    Broad margins in earnings coverage of fixed financial changes and high internal cash generation; and

    Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to varia-tion. Capitalization characteristics, while still appropriate, may be more af-fected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an accept-able ability for repayment of senior short-term obligations. The effect of in-dustry characteristics and market compositions may be more pronounced. Vari-ability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

  A-1+, A-1: Commercial paper rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligations is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial com-mitment on these obligations is extremely strong.

  A-2: Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligations is satisfactory.

  A-3: Commercial paper rated A-3 exhibits adequate protections parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: Commercial paper rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: Commercial paper rated C is currently vulnerable to nonpayment and is de-pendent upon favorable business, financial and economic conditions for the ob-ligor to meet its financial commitment on the obligation.

  D: Commercial paper rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.

 High Grade

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obli-gations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Good Grade

  D-2: Good certainty of timely payment. Liquidity factors and company funda-mentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 Satisfactory Grade

  D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

 Non-Investment Grade

  D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

 Default

  D-5: Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA, INC.

  F1: HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely pay-ment of financial commitments; may have an added "+" to denote any exception-ally strong credit feature.

  F2: GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of fi-nancial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3: FAIR CREDIT QUALITY. The capacity for timely payment of financial com-mitments is adequate; however, near-term adverse changes could result in a re-duction to non-investment grade.

  B: SPECULATIVE. Minimal capacity for timely payment of financial commit-ments, plus vulnerability to near-term adverse changes in financial and eco-nomic conditions.

  C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is sole reliant upon a sustained, favorable business and economic environment.

  D: DEFAULT. Denotes actual or imminent payment default.